VANGUARD
BOND
FUNDS

VANGUARD SHORT-TERM TREASURY FUND
VANGUARD SHORT-TERM FEDERAL FUND
VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM TREASURY FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD GNMA FUND
VANGUARD LONG-TERM TREASURY FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND

[PHOTO]

ANNUAL
REPORT
JANUARY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [PHOTO]

                                   CONTENTS

                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                      1

                                THE MARKETS IN
                                 PERSPECTIVE
                                      7

                                 REPORTS FROM
                                 THE ADVISERS
                                      9

                             PERFORMANCE SUMMARY
                                      14

                                 FUND PROFILE
                                      24

                             FINANCIAL STATEMENTS
                                      35

                                  REPORT OF
                           INDEPENDENT ACCOUNTANTS
                                      57

                       All comparative mutual fund data
                       are from Lipper or Morningstar,
                           unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                    [PHOTO]
John J. Brennam            John C. Bogle
Chairman & CEO             Senior Chairman

Aided by a benign inflation outlook and a wave of purchases by investors who sought refuge from turmoil in international markets, prices of most bonds rose during the fiscal year for the Vanguard Bond Funds. In this environment--in which higher quality and longer maturities were rewarded--each of our nine funds earned twelve-month returns that surpassed those of similar mutual funds.

       As is usual, the funds' twelve-month returns varied considerably according to maturity and credit quality. Our Long-Term Treasury Fund earned the highest return with an excellent +12.0% advance, nearly half of which came from capital appreciation. The lowest return, +5.3%, was provided by our High-Yield Corporate Fund, which has the lowest credit quality in the group.

       The table below presents the twelve-month total return (capital change plus reinvested dividends) for each fund, broken down into capital and income components. The table also shows each fund's yield as of January 31, 1999.

       Prices of most of our funds, particularly the intermediate- and long-term funds, benefited from the decline in interest rates during the fiscal year. However, it's important to understand that interest-rate movements also can lower bond prices. Prices of existing bonds move in the opposite direction from market interest rates, so the market value of bonds (and bond funds) rises when interest rates fall and declines when rates move higher. The effect is most significant for longer-term bonds, which are more sensitive than shorter-term securities to interest-rate changes. The extent of the interest-rate effect can be seen in a bond fund's capital return--that is, the change in per-share value, excluding interest income.

--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED JANUARY 31, 1999
                                         ----------------------------------
                                                  COMPONENTS OF
                                                  TOTAL RETURN
                                                  ------------
                                                                     SEC
                              TOTAL       INCOME     CAPITAL      ANNUALIZED
                              RETURN      RETURN     RETURN         YIELD*
--------------------------------------------------------------------------------
SHORT-TERM FUNDS
  Treasury                    + 6.7%       +5.5%     +1.2%            4.65%
  Federal                     + 6.6        +5.9      +0.7             5.06
  Corporate                   + 6.2        +6.3      -0.1             5.74

--------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
  Treasury                    + 9.4%       +6.1%     +3.3%            4.89%
  Corporate                   + 7.7        +6.5      +1.2             6.02
  GNMA                        + 6.8        +6.8      +0.0             6.24

--------------------------------------------------------------------------------
LONG-TERM FUNDS
  Treasury                    +12.0%       +6.2%     +5.8%            5.20%
  Corporate                   + 9.5        +6.6      +2.9             5.95
--------------------------------------------------------------------------------
High-Yield
  Corporate Fund              + 5.3%       +8.3%     -3.0%            8.27%
--------------------------------------------------------------------------------

*30-day yield.

       A look back at the past decade shows that negative capital returns are not uncommon. For example, the Long-Term Treasury Fund posted capital returns of +5.8% in fiscal 1999 and +9.7% in fiscal 1998. But in fiscal 1995, when the Federal Reserve Board hiked short-term interest rates six times, the fund had a capital return of -13.0%, and in fiscal 1997 the fund's capital return was -8.2%. This history provides a valuable lesson about the short-term variability of bond values. As we have explained in previous reports, our funds have longer average maturities than most of their competitors and, therefore, are more sensitive to changes in interest rates. We believe that this policy, which in the short term can work to our advantage or to our detriment, is in the best long-term interest of our fund shareholders.

       Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are listed in a table that follows this letter. Also presented there is performance information for the Institutional Shares of Vanguard Short-Term Corporate Fund, which earned a total return of +6.3% for the year.

FINANCIAL MARKETS IN REVIEW

During the twelve months ended January 31, 1999, the U.S. economy expanded impressively, inflation remained very low, and unemployment hovered around a three-decade low. It was a terrific setting for both stocks and bonds.

       However, financial turmoil overseas was felt in the United States during the summer when investors around the globe were spooked by the continuing economic and currency troubles in Asia, a debt default in Russia, and concern that the credit crisis in Brazil would spread through Latin America. In response, some investors both at home and abroad scrambled to the relative safety of U.S. Treasury bonds and shunned securities perceived to be riskier. This so-called flight to quality resulted in sharp price increases for Treasuries, which offer the highest credit-quality backing available: the full faith and credit of the U.S. government. Investors' sudden reevaluation of risk also resulted in steep price declines for stocks, low-grade bonds, and even high-quality corporate bonds.

       The yield of the 30-year Treasury bond, which started the fiscal year at 5.80%, crept up to 6.07% in late April. But yields steadily declined during the late summer and early fall in response to several factors: good news on inflation, fears of a global economic slump, and a slightly tighter supply of Treasuries--the result of a growing federal budget surplus. The long bond's yield bottomed out at 4.72% on October 5. The Fed acted to help restore liquidity to the credit markets and to head off an expected slowdown in U.S. economic growth by trimming short-term interest rates by a total of 0.75 percentage point from late September through mid-November. During the final three months of our funds' fiscal year, liquidity concerns eased, Treasury prices declined, and the yield of the 30-year Treasury rose, ending the period at 5.09%, 71 basis points below its starting point. The yield on 10-year Treasuries fell 85 basis points on balance to 4.65%, and the yield of 3-year Treasuries declined 71 basis points to 4.62%.

       The Lehman Brothers Aggregate Bond Index, a measure of the entire U.S. bond market, including Treasuries as well as mortgage-backed securities and high-quality corporate issues, earned a solid +8.1% for the twelve months. The +12.3% return of the Lehman Long U.S. Treasury Bond Index was nearly 11 percentage points higher than the 1.7% inflation rate recorded for the fiscal year. The story was much different at the lower end of the quality spectrum. For the twelve months ended January 31, the Lehman High Yield Bond Index returned just +1.6%, as a negative capital return of -6.8% offset nearly all of the index's +8.4% income return.

       Meanwhile, large U.S. stocks soared during the twelve months, despite the summer setback, and the Standard & Poor's 500 Composite Stock Price Index advanced +32.5%. Small stocks, however, earned a scant total return of +0.3%, as measured by the Russell 2000 Index. The entire U.S. stock market, as measured by the Wilshire 5000 Equity Index, was up +27.4%.

FISCAL 1999 PERFORMANCE OVERVIEW

Overall, it was an excellent twelve months for our nine bond funds, which outpaced their average peers, matched up well with unmanaged indexes for the market segments in which they invest, and provided a comfortable margin over inflation. Over the past 15 years, our funds have provided superior annual returns relative to their competitors 83% of the time (in 83 comparisons out of 100--a total that reflects the varying lengths of time our funds have existed).

       Generally, our fine relative performance was the result of our funds' longer average maturities and much lower costs. As you would expect, then, in a fiscal year when interest rates declined, our long-term funds provided the highest returns and the largest performance advantages over their peers. The +12.0% return of the Long-Term Treasury Fund was 3.5 percentage points above the +8.5% earned by the average long-term Treasury fund. Our Long-Term Corporate Fund returned +9.5% (aided by a +2.9% capital return), well above the +6.9% return of the average long-term corporate bond mutual fund. Our short- and intermediate-term funds, which are less sensitive to changes in interest rates, outpaced their peers by margins ranging from 0.6 percentage point to 1.8 percentage points. The adjacent table presents our returns compared with those of peer funds.

-----------------------------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                        FISCAL YEAR ENDED JANUARY 31, 1999
                                                        ----------------------------------
                                                                     AVERAGE
                                                    VANGUARD        COMPETING              VANGUARD
FUND                                                  FUND            FUND                 ADVANTAGE
-----------------------------------------------------------------------------------------------------
Short-Term Treasury                                 + 6.7%            +6.1%                   +0.6%
Short-Term Federal                                  + 6.6             +5.7                    +0.9
Short-Term Corporate                                + 6.2             +5.6                    +0.6
-----------------------------------------------------------------------------------------------------
Intermediate-Term Treasury                          + 9.4%            +7.6%                   +1.8%
Intermediate-Term Corporate                         + 7.7             +6.6                    +1.1
GNMA                                                + 6.8             +6.0                    +0.8
-----------------------------------------------------------------------------------------------------
Long-Term Treasury                                  +12.0%            +8.5%                   +3.5%
Long-Term Corporate                                 + 9.5             +6.9                    +2.6
-----------------------------------------------------------------------------------------------------
High-Yield Corporate                                + 5.3%            -0.9%                   +6.2%
-----------------------------------------------------------------------------------------------------

       Though our High-Yield Corporate Fund had the lowest absolute return of our nine funds, it registered the biggest edge over its average peer. The fund's +5.3% return was more than 6 percentage points higher than the -0.9% return of the average high-yield fund. This margin was due to the significantly higher quality of our fund's holdings compared with those in the average high-yield bond fund, which typically holds a higher percentage of its assets in riskier, and thus higher-yielding, securities. Our fund holds about 95% of its assets in bonds rated "B" or higher, while the average peer holds a 16% stake in bonds rated below "B." We are able to hold bonds of well-above-average quality for the group, all the while offering above-average yields--a rare combination made possible by our low costs.

       When the economy is strong and the risk of default is perceived to be low, poorer-quality debt can perform strongly. This was the case throughout most of the 1990s. In fact, from January 31, 1991, through January 31, 1999--a period that covers eight fiscal years for our funds--the Lehman High Yield Index returned an annualized +14.5%. However, lower-quality securities can suffer when the economy slows or when investors flee from risk, as they did in late 1998.

       Our GNMA Fund earned its coupon during the fiscal year, returning +6.8%, compared with the +6.0% return of the average GNMA fund. Mortgage-backed securities typically offer higher yields and react more modestly to interest-rate changes than do other intermediate-term securities. However, when interest rates are falling, homeowners are more likely to refinance their loans at lower rates. This prepayment risk reduces the attractiveness of GNMAs relative to other bonds. So, while mortgage-backed securities generally earned more interest income than intermediate-term Treasury and corporate securities during the twelve months, their capital returns and total returns were slightly lower.

LONG-TERM PERFORMANCE OVERVIEW

The table below summarizes each fund's long-term total return, comparing it with the average return of comparable mutual funds during the same period. It also shows how a $10,000 investment in each Vanguard fund would have grown over those periods. The Performance Summaries on pages 14 through 23 give details of the funds' long-term performance, including charts showing each fund's cumulative returns for the past ten years (or its lifetime) and year-by-year breakdowns of its income and capital returns.

       Over these longer periods, each of our funds has established a solid performance edge over bond mutual funds with similar quality and maturity. On an annualized basis, these margins ranged from +0.5% for our High-Yield Corporate Fund to +2.3% for our Long-Term Corporate Fund. For our shareholders, such an edge has translated into significant extra returns, as the table shows. For example, a $10,000 investment made ten years ago in our Long-Term Corporate Fund would, with dividends and capital gains distributions reinvested, have grown to $27,897, compared with $22,537 in its average peer--an advantage of $5,360, or nearly 54% of the initial investment.

       The ten-year record of our High-Yield Corporate Fund, reflecting an annual outperformance of +0.5%, is particularly notable since our fund has consistently carried lower risk, measured not only by higher quality, but also by demonstrably lower price volatility.

       Note: For our Short-Term Treasury and Intermediate-Term Treasury Funds, the period since inception covers a little more than seven years; for the Intermediate-Term Corporate Fund, just over five years.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL RETURNS
                                                                 10 YEARS ENDED JANUARY 31, 1999
                                 --------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL RATE                          FINAL VALUE OF A $10,000 INITIAL INVESTMENT
                                           -------------------                          -------------------------------------------
                                                 AVERAGE                                                AVERAGE
                                 VANGUARD       COMPETING      VANGUARD                 VANGUARD        COMPETING        VANGUARD
FUND                               FUND           FUND         ADVANTAGE                  FUND             FUND          ADVANTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury*               + 6.3%         +5.7%          +0.6%                   $15,625         $14,981          $   644
Short-Term Federal                 + 7.5          +6.7           +0.8                     20,551          19,190            1,361
Short-Term Corporate               + 7.8          +6.9           +0.9                     21,187          19,463            1,724
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury*        + 8.5%         +7.3%          +1.2%                   $18,114         $16,631           $1,483
Intermediate-Term Corporate*       + 7.0          +6.1           +0.9                     14,260          13,647              613
GNMA                               + 9.0          +8.1           +0.9                     23,742          21,703            2,039
-----------------------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                 +10.8%         +9.0%          +1.8%                   $27,967         $23,557           $4,410
Long-Term Corporate                +10.8          +8.5           +2.3                     27,897          22,537            5,360
-----------------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate               + 9.7%         +9.2%          +0.5%                   $25,340         $24,018           $1,322
-----------------------------------------------------------------------------------------------------------------------------------

*Since inception: Short-Term Treasury and Intermediate-Term Treasury, October 1991; Intermediate-Term Corporate, November 1993.

       There is no secret to our fine relative performance. It's simply a combination of excellent management by our investment advisers and our tight grip on costs, which gives us a significant advantage over our peer mutual funds. Our funds' expense ratios (annual expenses as a percentage of average net assets) for the fiscal year averaged about 0.28%--$2.80 per $1,000 invested--a small fraction of the 1.05%, or $10.50 for every $1,000, charged each year by the average fixed-income mutual fund.

       A mutual fund's expenses directly reduce the income and return it produces. The drag of higher costs is especially evident in bond funds, which typically derive most of their total return from interest income. Over time, differences in costs account for virtually all of the difference in total returns between mutual funds investing in bonds of similar maturity.

       Besides helping us outperform our higher-cost competitors, low costs also help us closely track our benchmark indexes, which do not incur the operating, advisory, and securities-transaction costs that real-world mutual funds must.

       When reviewing our longer-term performance, it's important to understand that the returns shown here are almost certainly higher than those to be expected in the near future. This is simply because rates are lower now than at most points during the past decade. A relatively reliable indicator of future long-term total returns on bond funds--though it is an imperfect one--is a fund's current yield. Of course, if inflation remains low, current yields will still provide a solid real, or after-inflation, income stream.

IN SUMMARY

The events of the past twelve months amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the market's bounty, but were spared some measure of the anxiety felt during the midyear downturn in stocks.

       We have always believed that investors are well served by selecting a balanced mix of assets appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The volatility experienced by most investors during 1998 and early 1999 has further reinforced our belief.


/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Senior Chairman                                      Chairman and
                                                     Chief Executive Officer

February 19, 1999

NOTE: You'll observe that we've made minor changes in the names of the Vanguard Bond Funds, which formerly were called portfolios of Vanguard Fixed Income Securities Fund. We removed "U.S." from our Treasury funds and replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                              NET ASSET
                                                           VALUE PER SHARE                          TWELVE MONTHS
                                                     --------------------------         --------------------------------------
                                                     JAN. 31,          JAN. 31,          INCOME        CAPITAL            SEC
FUNDS                                                  1998              1999           DIVIDENDS       GAINS           YIELD*
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury                                     $10.27           $10.37           $0.545        $0.022            4.65%
Short-Term Federal                                       10.19            10.26            0.581            --            5.06
Short-Term Corporate                                     10.87            10.86            0.660            --            5.74
Short-Term Corporate Institutional Shares                10.87            10.86            0.673            --            5.86
---------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury                              $10.80           $11.16           $0.630            --            4.89%
Intermediate-Term Corporate                              10.03            10.07            0.627        $0.082            6.02
GNMA                                                     10.48            10.47            0.687         0.012            6.24
---------------------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                                      $10.79           $11.42           $0.629            --            5.20%
Long-Term Corporate                                       9.32             9.38            0.582        $0.206            5.95
---------------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate                                    $ 8.17           $ 7.90           $0.659        $0.025            8.27%
---------------------------------------------------------------------------------------------------------------------------------

*30-day annualized yield.



PERFORMANCE REVIEW--SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED JANUARY 31, 1999
                                                                   --------------------------------------------------------------
                                                                                       COMPONENTS OF
                                                                                       TOTAL RETURN
                                                                                       ------------
                                                                    TOTAL        INCOME             CAPITAL              SEC
                                                                   RETURN        RETURN             RETURN             YIELD*
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                      +6.3%         +6.4%              -0.1%              5.86%
---------------------------------------------------------------------------------------------------------------------------------


 *30-day annualized yield.

---------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL RETURNS
                                                                         SEP. 30, 1997*, TO JAN. 31, 1999
                                                                 ----------------------------------------------------------
                                                                                                      FINAL VALUE OF
                                                                  ANNUALIZED                           A $50,000,000
                                                                     RATE                           INITIAL INVESTMENT
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                        +6.8%                              $54,626,180
Average Short-Term Corporate Fund                                     +6.1                                54,146,905
Lehman 1-5 Year Investment Grade Index                                +8.1                                55,450,015
---------------------------------------------------------------------------------------------------------------------------------

 *Inception date for Institutional Shares.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 1999

[PHOTO]

The twelve months ended January 31, 1999, were a volatile yet generally rewarding period for financial markets. Despite a sharp midsummer slump, the U.S. stock market closed the year with large gains: The overall market, as measured by the Wilshire 5000 Equity Index, was up 27.4%. Stocks got a boost from low inflation and generally declining interest rates, which also buoyed the bond market. Overseas, gains were concentrated in Europe's developed markets, while stocks fell in Asia and in most emerging markets.

U.S. STOCK MARKETS

The equity rise was concentrated to an unusual degree in large-capitalization growth stocks. Large-cap stocks, as measured by the S&P 500 Index, gained +32.5%, while the small-cap Russell 2000 Index eked out only a 0.3% return. Growth stocks far outpaced value stocks within both large- and small-cap indexes. The S&P 500's growth stocks earned +45.9%, versus 18.5% for the value stocks in the index, while the growth component of the Russell 2000 earned 7.2%, versus -6.9% for the value-stock component.

                                              AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED JANUARY 31, 1999
                                            -------------------------------
                                            1 YEAR      3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             32.5%        28.6%        24.3%
   Russell 2000 Index                         0.3         12.1         11.5
   Wilshire 5000 Index                       27.4         25.7         21.9
   MSCI EAFE Index                           14.7          9.1          7.7
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                8.1%         7.3%         7.1%
   Lehman 10-Year Municipal Bond Index        7.2          7.0          6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.0          5.2          5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.7%         2.1%         2.4%
--------------------------------------------------------------------------------

       In part, this growth-stock bias reflected the market's infatuation with technology stocks. The technology sector led others by a wide margin, with tech stocks in the S&P 500 gaining an extraordinary 97%. The sector benefited both from its rapid growth and from investors' belief that consumers and businesses will keep spending freely on computer hardware, software, and services. There was more than a hint of speculation in the air, too, as stocks related to the burgeoning activity on the Internet skyrocketed.

       Other strong sectors included utilities (+49%), particularly telecommunications stocks, which are seen as big beneficiaries of the Internet boom and of rising demand for such services as wireless communications. The strength of consumer spending--Americans spent nearly every dollar of after-tax income they earned--boosted the stocks of retailers and other companies in the consumer-discretionary sector (+37%). Good earnings growth and higher product prices led to gains for pharmaceutical companies and others in the health-care sector (+35%).

       The worst-performing sectors were those directly affected by falling commodity prices: the "other energy" category (-33%) and materials & processing firms (-2%), such as paper, steel, and chemical makers. Integrated oil companies gained 7% as a group, largely because merger activity boosted share prices.

       The midyear slide in stocks seemed to be part of a global reevaluation of risk that affected fixed-income securities as well. Investors grew wary about the impact of Asia's lingering economic troubles, which slowed activity for U.S. and European manufacturers and dried up capital flows to emerging markets not only in Asia but in Latin America.

       The S&P 500 Index fell by nearly 20% over six weeks in July and August before making its impressive comeback. Small-cap stocks fell by nearly 40% before they began to recover. Curiously, the rebound occurred even though the international economic troubles did not disappear and U.S. corporate earnings were essentially flat. The rise in stock prices, combined with a lack of earnings growth, pushed up the price/earnings ratio for the S&P 500 to about 32 by fiscal year-end, a level roughly twice its long-term average.

U.S. BOND MARKETS

Interest rates for most fixed-income securities declined on balance during the fiscal year, falling most steeply for U.S. Treasury securities. Bond prices move in the opposite direction from interest rates, so Treasuries enjoyed the biggest price increases. Bonds gener-ally were helped by low inflation--consumer prices rose by 1.7% from January 1998 to January 1999.

       Treasury securities in particular benefited from the summertime shakeup in global markets because they are regarded as safe from defaults. Treasury prices also got a boost from a slight shrinkage in supply due to the federal government's growing budget surplus. Yields on Treasury securities fell on balance by approximately 70 to 80 basis points (0.7 to 0.8 percentage point). At fiscal year-end, Treasury yields ranged from 5.09% for the benchmark 30-year bond to 4.45% for 3-month T-bills.

       Yields did not fall as far for high-quality corporate and municipal bonds. Yields for lower-quality bonds increased and their prices declined, reflecting investors' increased aversion to risk. Mortgage-backed bonds generally did not benefit from falling rates because investors feared that this would lead to rapid prepayments by homeowners refinancing their home loans.

INTERNATIONAL STOCK MARKETS

European stocks as a group gained 22.8% in U.S.-dollar terms, with about 5.5 percentage points of the gain due to a fall in the dollar's value versus European currencies during the fiscal year. However, pickings were slim elsewhere for U.S. investors venturing abroad. Pacific-region stocks, which are dominated by recession-wracked Japan, fell by more than 7% in local currencies. This decline was cushioned by the effect of a weaker dollar, so that for U.S. investors the decline in Pacific-region stocks amounted to 2.1% for the fiscal year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a gauge of developed international markets, rose 14.7%.

       Investors in emerging markets were hit by a double whammy: lower stock prices and a decline in the value of local currencies in relation to the U.S. dollar. The result was an average decline of 14.2% for emerging markets, even though several Asian markets (the Philippines, Indonesia, and Hong Kong) began to rebound from sharp losses that occurred during 1997 and 1998. Latin American stocks were the big losers, with declines of 53% for Brazil and 24% for Mexico.

REPORT FROM VANGUARD
FIXED INCOME GROUP

SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS;
INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND
LONG-TERM TREASURY FUND

                                                                         [PHOTO]

The fiscal year ended January 31, 1999, was one that fixed-income investors will remember for risk--unvarnished, unexpected, and unprecedented risk.

       The fiscal year started peaceably enough. During the first half, the yield on the 30-year Treasury bond fluctuated within a relatively narrow range of about 5.6% to 6.0%. The main question for the market was whether the impact of the "Asian flu" would slow a strong U.S. economy enough to prevent a rise in inflation. Many Asian economies were suffering sharp downturns due to structural imbalances. In contrast, the U.S. economy during the first two calendar quarters of 1998 rose at an annual rate of more than 3.5%, as momentum from domestic demand easily overcame the drag from reduced exports. The American public was a major source of this strength, with spending propelled by high employment, rising incomes, and stock market gains.

       Normally, such rapid expansion would set off alarm bells at the Federal Reserve--such growth spurts historically have ignited inflation and prompted the Fed to raise short-term interest rates to slow the economy. Halfway through 1998, however, we seemed to have attained something like economic nirvana--a strong economy and benign inflation. The gross domestic product (GDP) price deflator, the broadest measure of inflation, rose at only a 0.9% annual rate. And through midyear, the Fed was content to sit on the sidelines.

       But this tranquil period was a distant memory by late summer. Even though Russia's substantial financial problems had become evident, financial markets were still shocked by the Russian government's bond default in August. The Russian crisis initiated a wave of fear that enveloped markets across the globe. The situation was exacerbated by upheavals at some prominent hedge funds, which were forced to sell securities to repay huge sums they had borrowed to make investments.

       As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasuries and pushed yields on long-term bonds down to levels not seen in a generation. The yield on the 30-year Treasury bond fell from 5.71% on July 31 to 4.72% on October 5, its low for the fiscal year. This was one of the most turbulent periods in decades. If you had predicted in 1990 that long-term Treasury yields would, within the decade, fall below 5% at the same time that the unemployment rate was hovering around 4.5% in a strong economy, most bond portfolio managers would have thought you were crazy.

       Because of the frenzied flight to Treasuries, by late August and early September the markets in "spread products" (corporate bonds, mortgages, and asset-backed securities) effectively ceased to function. No new issues were coming to market and bids were virtually nonexistent. Yields on corporate and mortgage-backed debt widened dramatically in relation to Treasury yields. The interest-rate differential that a buyer of an average corporate bond would earn for taking on the credit risk of a non-Treasury security rose to its highest level since the 1990-1991 Gulf War. August's returns for corporate bonds were the lowest, in relation to Treasuries, since the leveraged buyout craze of the mid-1980s.

       The Fed responded to this crisis by orchestrating three 25-basis-point (0.25 percentage point) declines in the target federal funds rate, which is what banks charge each other for overnight loans, in September, October, and November. These moves, coupled with less-negative news from emerging market economies, reduced interest-rate volatility, and during the remainder of the fiscal year, the 30-year Treasury bond traded in a range of just below 5% to 5.4%, closing the fiscal year at 5.09%.

       After September, liquidity improved substantially in markets for corporate and mortgage-backed securities, although not approaching anything like the situation when the fiscal year began. Yields on these instruments slowly declined in comparison with Treasury yields during November and December, as buyers realized that financial Armageddon was not at hand. New bond issuance by corporations picked up, although yield spreads over Treasury yields remained wider than in the first half of 1998. Spreads tightened even more in January 1999 as an expected burst of new corporate bond issues never materialized and dealers kept very light inventories of fixed-income securities.

       Despite the turmoil in financial markets, the U.S. economy continued to hum along. Economic output, adjusted for inflation, advanced from October through December at a 6.1% annual rate, bringing growth for all of 1998 to 4.3%, even faster than the 3.8% pace recorded in 1997. The economy had actually accelerated since the Asian crisis! Inflation remained nearly nonexistent: The GDP price deflator rose slightly less than 1.0% for 1998, and employment costs (wages, salaries, and benefits) rose only 3.3%.

FUND REVIEWS

The decline in interest rates during the fiscal year provided a tailwind, in the form of capital appreciation, to the total returns of six of the nine Vanguard Bond Funds. As one would expect in such an environment, our intermediate- and long-term funds, whose share prices are more sensitive to changes in interest rates, benefited more than their short-term brethren. Because Treasuries were favored as a safe haven, each of our Treasury funds outperformed its Corporate counterpart (you'll find details in the Message to Shareholders, beginning on page 1). Indeed, corporate bonds posted their worst year of the decade in comparison with the performance of Treasuries. This is exactly the opposite of what occurred in fiscal 1998, when returns of corporate bonds benefited from the market's perception that the risk of owning corporates had diminished.

THE RISKS AHEAD

Events of the past 12 months shattered many firmly held beliefs concerning liquidity, volatility, and relative value within the bond market. While conditions have improved substantially since the dark days of August and September, bond investors remain wary of a negative surprise out of Latin America or some other emerging market. Today's low interest rates do not provide much protection in the form of income if bond prices fall because the Fed decides to raise rates to slow an overheated economy or stock market. On the other hand, competition from overseas companies and low commodity prices should continue to help restrain inflation, which is the ultimate enemy of the fixed-income investor because it erodes the future purchasing power of a bond's income stream. Whether or not U.S. economic strength continues to overpower weakness from abroad, it's likely we won't see a year as turbulent as the past one for quite some time.

       The Vanguard Bond Funds offer investors low-cost investment choices of varying risk/return characteristics that can be used with a fairly high degree of precision to structure an overall long-term investment approach. Once such a plan is in place, staying with it is the best technique for dealing with the uncertainties of the financial markets.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

February 12, 1999

INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

GNMA FUND; LONG-TERM CORPORATE FUND AND HIGH-YIELD CORPORATE FUND

Changes in the level and direction of interest rates are the most important determinants of absolute performance for the GNMA, Long-Term Corporate, and High-Yield Corporate Funds. However, changes in rates affect each fund differently.

       During the fiscal year ended January 31, 1999, yields on intermediate-term Treasury securities declined by approximately 75 to 90 basis points (0.75 to 0.90 percentage point), establishing a favorable environment for bonds. The drop in rates was unusual in that it occurred while the economy was growing at a rapid clip. Higher-quality bonds outperformed lower-quality ones because investors demanded higher yields on riskier bonds, which also is unusual during a period of strong economic growth. Historically, a strong economy leads to rising interest rates and, therefore, an unfavorable backdrop for the bond market. This time, however, rates fell because inflation remained low and because investors were worried about global economic conditions.

       The risk premiums, or incremental yields, offered on corporate bonds versus riskless U.S. Treasuries rose over the last six months, but these premiums should narrow if the growing economy produces strong profits. Currently, the issuance of new corporate bonds--both investment-grade and below investment-grade--is modest, which alleviates the pressure on the bond market from new supply. Mortgage-backed securities offer a very enticing yield premium to reward investors for assuming prepayment risk--the possibility that lower interest rates will result in unwanted prepayments of principal by homeowners refinancing their loans. If rates do not drop sharply, and such prepayments don't materialize, the yield premium on GNMA issues will turn out to be overly generous. If rates stay in a trading range over the next six months, as we expect, the yields available on high-yield bonds, long-term corporate bonds, and GNMA securities offer reasonable value.

GNMA FUND

The fiscal year was eventful for your GNMA Fund. On balance, interest rates fell sharply generating first fears and then realization of widespread mortgage refinancing. As a result of the refinancing wave, the fund experienced less price appreciation than did portfolios that emphasized U.S. Treasury securities. Even so, your GNMA Fund provided a solid total return, particularly in light of the low level of inflation. The surge in mortgage prepayments resulted in a modest decline in income over the course of the year as higher-coupon investments were in part prepaid and the proceeds were recycled into lower-coupon securities.

       GNMA securities are attractive now because their yield advantage over Treasuries is more substantial than it has been in many years.

LONG-TERM CORPORATE FUND

The average maturity of the fund's investments is 19 years, in keeping with its charter as an investment-grade, long-term corporate bond fund. The fund's average duration--at 9 years--also is long, making the share price extremely sensitive to changes in long-term interest rates. Our shareholders should understand this sensitivity and how it affects their investment. For example, if rates move up or down by 100 basis points (1 percentage point), the fund's net asset value would be expected to fall or rise by 9%. Because rates fell over the past 12 months, the fund's return was boosted by capital appreciation. The Long-Term Corporate Fund has excellent call protection, which implies that most of our holdings cannot be redeemed by their issuers if rates decline. This means that the fund's income stream has some protection from falling rates.

       The major risk for this fund is a rise in long-term interest rates. More than half of our assets are invested (and are intended always to be so) in corporate bonds with an average maturity longer than 15 years. We hold minimal cash.

       The second risk always present in this fund is a deterioration in the creditworthiness of bond issuers. To mitigate this risk, the fund is well diversified by issuer and industry. More than 80% of assets are invested in issues rated A or better. The fund does not own below investment-grade bonds, emerging-market debt, or foreign bonds denominated in non-U.S. currencies. We generally buy bonds of large, established companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

The below investment-grade, or high-yield, market acts like a hybrid. Under some conditions, it follows the direction of the stock market; at other times, it behaves like the rest of the bond market. When stock prices are very volatile, as they were at midyear, below investment-grade bonds usually follow the stock market. When the stock and bond markets are reasonably stable, high-yield issues tend to be traded like investment-grade bonds.

       Now that fears of an economic slowdown are fading and interest rates are rising slightly, the high-yield market should perform well in comparison with other bond sectors. Investors will increase their tolerance for risk so long as companies' profits remain strong, the issuers' ability to repay their debts increases, and rating agencies upgrade their outlook for individual companies.

       We remain very selective when examining new issues coming to market. We are avoiding the smaller, start-up companies and continuing to emphasize the higher-quality end of the below investment-grade market.

       We conduct in-depth credit research on a company-by-company basis and emphasize diversification. The fund owns issues representing a broad range of industries and companies, and our holdings continue to be focused on cash-paying issues rated B or better. We maintain a modest reserve of Treasury securities in the event that liquidity is necessary.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 12, 1999

PERFORMANCE SUMMARY
SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 1999
-----------------------------------------------------------
              SHORT-TERM TREASURY FUND             LEHMAN*
FISCAL         CAPITAL     INCOME       TOTAL       TOTAL
YEAR           RETURN      RETURN      RETURN      RETURN
-----------------------------------------------------------
1992             1.2%         1.4%        2.6%        3.0%
1993             3.3          5.4         8.7         9.0
1994             0.8          4.7         5.5         6.1
1995            -4.8          5.2         0.4        -0.1
1996             4.8          6.6        11.4        12.0
1997            -1.9          5.8         3.9         4.1
1998             1.1          6.0         7.1         7.9
1999             1.2          5.5         6.7         7.0
-----------------------------------------------------------

*Lehman 1-5 Year U.S. Treasury Index.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 1999
---------------------------------------------------------
               Short Term          Average Short-Term       Lehman 1-5 Year
               Treasury Fund       Treasury Fund            U.S. Treasury Index
28-Oct-91        10000             10000                    10000
1991 10          10045             10045                    10045
1992 01          10260             10271                    10302
1992 04          10357             10360                    10404
1992 07          10767             10685                    10834
1992 10          10893             10783                    10965
1993 01          11157             10975                    11225
1993 04          11425             11170                    11481
1993 07          11473             11234                    11587
1993 10          11650             11393                    11793
1994 01          11775             11499                    11912
1994 04          11513             11288                    11607
1994 07          11662             11419                    11764
1994 10          11681             11434                    11751
1995 01          11822             11560                    11897
1995 04          12199             11885                    12291
1995 07          12550             12195                    12677
1995 10          12820             12439                    12958
1996 01          13165             12757                    13327
1996 04          13019             12611                    13182
1996 07          13182             12759                    13350
1996 10          13520             13067                    13715
1997 01          13677             13194                    13870
1997 04          13791             13287                    13984
1997 07          14145             13633                    14402
1997 10          14368             13823                    14652
1998 01          14649             14129                    14966
1998 04          14773             14245                    15081
1998 07          14990             14450                    15325
1998 10          15545             14931                    15926
1999 01          15625             14981                    16006




                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED JANUARY 31, 1999
                                                           ------------------------------
                                                                                             SINCE          FINAL VALUE OF A
                                                       1 YEAR          5 YEARS             INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund                                6.66%             5.82%               6.34%               $15,625
Average Short-Term Treasury Fund                        6.07              5.45                5.72                 14,981
Lehman 1-5 Year U.S. Treasury Index                     6.95              6.09                6.69                 16,006
------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                      INCEPTION                                    -------------------------------------------
                                         DATE        1 YEAR        5 YEARS         CAPITAL            INCOME           TOTAL
Short-Term Treasury Fund              10/28/1991       7.36%          5.85%          0.73%              5.63%           6.36%
------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM FEDERAL FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JANUARY 31, 1999
------------------------------------------------------------
                 SHORT-TERM FEDERAL FUND           LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1988            0.5%        0.5%         1.0%         1.9%
1989           -2.7         8.4          5.7          5.0
1990            1.1         9.0         10.1         10.5
1991            1.9         8.6         10.5         11.1
1992            3.1         7.5         10.6         11.3
1993            2.3         6.2          8.5          8.9
1994            1.1         5.1          6.2          6.1
1995           -5.6         5.4         -0.2         -0.1
1996            5.0         6.4         11.4         12.0
1997           -1.7         6.2          4.5          4.1
1998            0.8         6.3          7.1          7.9
1999            0.7         5.9          6.6          6.9
------------------------------------------------------------

*Lehman 1-5 Year U.S. Government Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
---------------------------------------------------------
               Short Term          Average Short-Term      Lehman 1-5 Year
               Federal Fund        Government Fund         U.S. Government Index
1989 01        10000               10000                    10000
1989 04        10191               10171                    10207
1989 07        10731               10637                    10781
1989 10        10892               10785                    10927
1990 01        11009               10898                    11051
1990 04        11099               10994                    11127
1990 07        11547               11402                    11614
1990 10        11771               11622                    11871
1991 01        12161               11997                    12281
1991 04        12412               12241                    12561
1991 07        12653               12455                    12793
1991 10        13134               12902                    13333
1992 01        13450               13163                    13671
1992 04        13593               13281                    13808
1992 07        14157               13727                    14373
1992 10        14315               13844                    14546
1993 01        14593               14131                    14886
1993 04        14937               14391                    15226
1993 07        15087               14547                    15366
1993 10        15351               14760                    15636
1994 01        15502               14876                    15794
1994 04        15127               14500                    15393
1994 07        15291               14593                    15603
1994 10        15273               14571                    15587
1995 01        15469               14725                    15780
1995 04        15974               15144                    16301
1995 07        16428               15545                    16810
1995 10        16806               15890                    17185
1996 01        17237               16297                    17668
1996 04        17119               16101                    17481
1996 07        17331               16275                    17708
1996 10        17792               16684                    18192
1997 01        18014               16869                    18400
1997 04        18158               16996                    18555
1997 07        18638               17442                    19105
1997 10        18924               17704                    19436
1998 01        19285               18025                    19844
1998 04        19465               18151                    20004
1998 07        19752               18401                    20326
1998 10        20388               18907                    21096
1999 01        20551               19190                    21212


                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED JANUARY 31, 1999
                                                              ------------------------------                    FINAL VALUE OF A
                                                           1 YEAR         5 YEARS            10 YEARS          $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Federal Fund                                     6.57%             5.80%             7.47%              $20,551
Average Short-Term Government Fund                          5.71              5.08              6.73                19,190
Lehman 1-5 Year U.S. Government Index                       6.89              6.08              7.81                21,212
-----------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
---------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                          INCEPTION                                 ---------------------------------
                                             DATE        1 YEAR        5 YEARS      CAPITAL       INCOME     TOTAL
---------------------------------------------------------------------------------------------------------------------
Short-Term Federal Fund                    12/31/1987      7.22%           5.87%      0.85%         6.67%      7.52%
---------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate, so an investment in the fund could lose money.

 TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JANUARY 31, 1999
 -----------------------------------------------------------
                SHORT-TERM CORPORATE FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
 -----------------------------------------------------------
1983          0.5%         2.7%          3.2%         4.6%
1984         -1.1         10.6           9.5         10.9
1985          2.3         11.7          14.0         14.1
1986          3.7         10.5          14.2         14.6
1987          2.9          8.7          11.6         11.9
1988         -2.2          7.4           5.2          6.8
1989         -1.9          8.2           6.3          6.5
1990          1.1          9.1          10.2         10.7
1991          1.5          9.0          10.5          9.8
1992          3.6%         8.1          11.7         13.4
1993          2.6          6.7           9.3          9.5
1994          0.4          5.7           6.1          7.9
1995         -4.9          5.5           0.6          0.3
1996          5.2          6.8          12.0         13.8
1997         -1.7          6.2           4.5          4.6
1998          1.1          6.4           7.5          8.0
1999         -0.1          6.3           6.2          7.1
 -----------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.
See Financial Highlights table on page 46 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
---------------------------------------------------------
               Short Term          Average Short-Term      Lehman 1-5 Year
               Corporate Fund      Corporate Fund          U.S. Investment Grade Index

1989 01        10000               10000                    10000
1989 04        10208               10184                    10190
1989 07        10738               10622                    10767
1989 10        10890               10797                    10949
1990 01        11018               10927                    11071
1990 04        11130               11052                    11171
1990 07        11579               11436                    11676
1990 10        11793               11605                    11785
1991 01        12171               11980                    12155
1991 04        12508               12290                    12612
1991 07        12740               12519                    12883
1991 10        13247               12965                    13422
1992 01        13595               13273                    13787
1992 04        13739               13405                    13964
1992 07        14341               13851                    14581
1992 10        14468               13981                    14702
1993 01        14858               14233                    15091
1993 04        15179               14505                    15514
1993 07        15293               14660                    15728
1993 10        15573               14890                    16041
1994 01        15766               15046                    16281
1994 04        15423               14745                    15835
1994 07        15640               14884                    16115
1994 10        15653               14912                    16115
1995 01        15862               15035                    16325
1995 04        16403               15454                    16953
1995 07        16900               15876                    17548
1995 10        17280               16209                    17987
1996 01        17757               16611                    18569
1996 04        17614               16477                    18347
1996 07        17840               16674                    18604
1996 10        18324               17096                    19171
1997 01        18560               17301                    19416
1997 04        18719               17443                    19580
1997 07        19261               17924                    20254
1997 10        19561               18177                    20549
1998 01        19958               18508                    20971
1998 04        20167               18671                    21181
1998 07        20481               18938                    21520
1998 10        20889               19358                    22111
1999 01        21187               19463                    22452






                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED JANUARY 31, 1999
                                                   ------------------------------                       FINAL VALUE OF A
                                              1 YEAR         5 YEARS           10 YEARS                $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                      6.16%         6.09%                7.80%                      $21,187
Average Short-Term Corporate Fund              5.63          5.40                  6.89                       19,463
Lehman 1-5 Year Investment Grade Index         7.06          6.64                  8.42                       22,452
--------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                       10/29/1982      6.57%         6.11%        0.85%         6.98%       7.83%
--------------------------------------------------------------------------------------------------------------------------



*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JANUARY 31, 1999
-------------------------------------------------------------
               SHORT-TERM CORPORATE FUND
                  INSTITUTIONAL SHARES             LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1998            0.6%       2.2%        2.8%         3.6%
1999           -0.1        6.4         6.3          7.1
-------------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.
See Financial Highlights table on page 47 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1997-JANUARY 31, 1999
-----------------------------------------------------------
               Short Term               Average Short-Term      Lehman 1-5 Year
               Corporate Institutional  Corporate Fund          U.S. Investment Grade Index
               Shares
1-Oct-01        50000000                50000000                 50000000
1997  10        50357578                50325000                 50350000
1998  01        51397170                51260913                 51793400
1998  04        51950999                51712708                 52312378
1998  07        52772848                52448778                 53148887
1998  10        53841123                53595645                 54608396
1999  01        54626180                54146905                 55450015


                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED JANUARY 31, 1999
                                                                ------------------------------              FINAL VALUE OF A
                                                             1 YEAR               SINCE INCEPTION        $50,000,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares               6.28%                      6.84%               $54,626,180
Average Short-Term Corporate Fund                            5.63                       6.14                 54,146,905
Lehman 1-5 Year Investment Grade Index                       7.06                       8.05                 55,450,015
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
                                                          INCEPTION                       -----------------------------------------
                                                            DATE         1 YEAR           CAPITAL         INCOME             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES            9/30/1997         6.69%            0.30%          6.43%             6.73%
---------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 1999
-----------------------------------------------------------
                      INTERMEDIATE-TERM
                        TREASURY FUND               LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1992            1.9%       1.7%         3.6%         4.0%
1993            6.1        7.0         13.1         13.2
1994            4.1        6.0         10.1         10.6
1995           -9.6        5.7         -3.9         -4.5
1996           11.7        7.3         19.0         19.6
1997           -4.9        6.2          1.3          1.3
1998            4.1        6.7         10.8         11.7
1999            3.3        6.1          9.4         10.0

*Lehman 5-10 Year U.S. Treasury Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 1999
---------------------------------------------------------
               Short Term          Average Short-Term      Lehman 1-5 Year
               Treasury Fund       Treasury Fund           Treasury Index
29-Oct-95       10000                   10000               10000
1991 10         10105                   10105               10105
1992 01         10359                   10359               10396
1992 04         10376                   10381               10424
1992 07         11128                   11025               11184
1992 10         11260                   11127               11316
1993 01         11721                   11497               11764
1993 04         12178                   11856               12202
1993 07         12431                   12066               12525
1993 10         12793                   12426               12935
1994 01         12904                   12496               13015
1994 04         12144                   11907               12194
1994 07         12331                   12047               12382
1994 10         12115                   11934               12141
1995 01         12401                   12100               12435
1995 04         12993                   12503               13060
1995 07         13636                   12928               13732
1995 10         14185                   13337               14288
1996 01         14753                   13806               14874
1996 04         14098                   13313               14199
1996 07         14268                   13446               14364
1996 10         14849                   13900               14984
1997 01         14941                   13995               15072
1997 04         14999                   14010               15091
1997 07         15711                   14635               15916
1997 10         16045                   14919               16294
1998 01         16551                   15471               16834
1998 04         16591                   15496               16864
1998 07         16950                   15787               17252
1998 10         17989                   16449               18472
1999 01         18114                   16631               18521


                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 1999
                                                     ------------------------------
                                                                                    SINCE               FINAL VALUE OF A
                                                  1 YEAR          5 YEARS         INCEPTION            $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund                      9.44%          7.02%           8.53%                     $18,114
Average Intermediate-Term Treasury Fund              7.57           6.02            7.26                       16,631
Lehman 5-10 Year U.S. Treasury Index                10.02           7.31            8.86                       18,521
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
                                                 INCEPTION                                   ---------------------------------
                                                    DATE          1 YEAR          5 YEARS    CAPITAL      INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund                   10/28/1991      10.61%            7.19%      2.11%       6.42%        8.53%
------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JANUARY 31, 1999
-----------------------------------------------------------
                      INTERMEDIATE-TERM
                       CORPORATE FUND            LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1994          0.4%         1.3%       1.7%          2.4%
1995         -9.7          6.0       -3.7          -4.0
1996         12.1          7.8       19.9          21.1
1997         -4.2          6.5        2.3           2.7
1998          3.3          6.9       10.2          10.4
1999          1.2          6.5        7.7           8.4
-----------------------------------------------------------

*Lehman 5-10 Year Investment Grade Index.

See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 1, 1993-JANUARY 31, 1999
---------------------------------------------------------
            Intermediate - Term   Average Intermediate    Lehman 5-10 Year
            Corporate Fund        Term Corporate Fund    Investment Grade Index
2-Nov-93        10000                   10000                  10000
1994 01         10166                   10148                  10244
1994 04         9583                    9661                   9576
1994 07         9718                    9773                   9782
1994 10         9563                    9663                   9605
1995 01         9787                    9842                   9831
1995 04         10300                   10242                  10401
1995 07         10834                   10651                  10953
1995 10         11267                   10996                  11398
1996 01         11738                   11363                  11903
1996 04         11246                   11028                  11421
1996 07         11388                   11159                  11565
1996 10         11884                   11559                  12099
1997 01         12007                   11678                  12220
1997 04         12054                   11740                  12251
1997 07         12674                   12282                  12968
1997 10         12906                   12481                  13154
1998 01         13237                   12797                  13491
1998 04         13345                   12316                  13608
1998 07         13585                   13118                  13844
1998 10         13977                   13472                  14263
1999 01         14260                   13647                  14621


                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED JANUARY 31, 1999
                                                                  ------------------------------
                                                                                               SINCE           FINAL VALUE OF A
                                                             1 YEAR         5 YEARS          INCEPTION        $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
 Intermediate-Term Corporate Fund                              7.73%            7.00%           6.99%                $14,260
 Average Intermediate-Term Corporate Fund                      6.64             6.10            6.10                  13,647
 Lehman 5-10 Year Investment Grade Index                       8.38             7.38            7.51                  14,621
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE INCEPTION
                                                             INCEPTION                            ---------------------------------
                                                                DATE        1 YEAR     5 YEARS    CAPITAL      INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund                              11/1/1993      8.30%       7.11%     0.28%         6.64%        6.92%
-----------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GNMA FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JANUARY 31, 1999
--------------------------------------------------------
                       GNMA FUND                 LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1981          -12.5%         6.2%      -6.3%        -8.8%
1982           -9.5         13.5        4.0          1.7
1983           16.3         15.8       32.1         39.6
1984           -0.1         12.3       12.2         12.0
1985            0.5         13.0       13.5         15.4
1986            7.2         12.4       19.6         22.6
1987            1.9         10.3       12.2         13.6
1988           -4.1          9.4        5.3          6.8
1989           -3.6          9.4        5.8          6.6
1990            2.1          9.9       12.0         12.9
1991            3.2          9.7       12.9         13.2
1992            4.1          8.9       13.0         12.9
1993            2.4          8.0       10.4         10.1
1994           -1.0          6.2        5.2          6.1
1995           -6.5          6.9        0.4         -0.3
1996            7.6          8.0       15.6         15.5
1997           -2.1          7.3        5.2          5.6
1998            2.5          7.4        9.9          9.8
1999            0.0          6.8        6.8          6.7
--------------------------------------------------------

*Lehman GNMA Index.

See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
---------------------------------------------------------
              GNMA Fund      Average GNMA    Lehman
                              Fund          GNMA Index
1989 01        10000          10000          10000
1989 04        10141          10134          10167
1989 07        10925          10807          10994
1989 10        11111          10969          11180
1990 01        11198          11040          11289
1990 04        11166          11015          11280
1990 07        11869          11655          12030
1990 10        11974          11775          12108
1991 01        12637          12359          12775
1991 04        12934          12613          13096
1991 07        13261          12891          13455
1991 10        14011          13530          14177
1992 01        14280          13768          14427
1992 04        14451          13919          14629
1992 07        15107          14532          15200
1992 10        15300          14660          15424
1993 01        15766          15101          15889
1993 04        16026          15400          16196
1993 07        16316          15720          16509
1993 10        16375          15850          16593
1994 01        16583          15989          16855
1994 04        16004          15336          16205
1994 07        16334          15594          16544
1994 10        16133          15362          16338
1995 01        16642          15735          16812
1995 04        17389          16395          17595
1995 07        18043          17036          18294
1995 10        18622          17524          18819
1996 01        19246          18043          19415
1996 04        18877          17665          19168
1996 07        19143          17878          19427
1996 10        19901          18496          20165
1997 01        20237          18732          20504
1997 04        20404          18866          20708
1997 07        21254          19693          21550
1997 10        21729          20048          22022
1998 01        22232          20471          22503
1998 04        22482          20676          22778
1998 07        22857          21034          23158
1998 10        23322          21405          23601
1999 01        23742          21703          24002

                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED JANUARY 31, 1999
                                   -----------------------------------------                 FINAL VALUE OF A
                                   1 YEAR          5 YEARS         10 YEARS                $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
GNMA Fund                             6.79%          7.44%            9.03%                         $23,742
Average GNMA Fund                     6.02           6.30             8.06                           21,703
Lehman GNMA Index                     6.66           7.33             9.15                           24,002
---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
---------------------------------------------------------------------------------------------------------------
                                                                                          10 YEARS
                                INCEPTION                                  ------------------------------------
                                   DATE          1 YEAR      5 YEARS        CAPITAL       INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------
GNMA Fund                       6/27/1980         7.14%        7.43%          1.23%         7.89%        9.12%
---------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 19, 1986-JANUARY 31, 1999
----------------------------------------------------------
                LONG-TERM TREASURY FUND            LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL          TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1987           3.1%       5.5%        8.6%          11.9%
1988          -7.7        8.0         0.3            1.5
1989          -2.2        8.6         6.4            5.1
1990           2.7        8.6        11.3           12.3
1991           2.2        8.8        11.0           11.6
1992           4.1        8.3        12.4           13.4
1993           6.1        8.0        14.1           14.6
1994           8.9        7.2        16.1           16.7
1995         -13.0        6.3        -6.7           -7.5
1996          18.7        8.0        26.7           27.4
1997          -8.2        6.4        -1.8           -1.6
1998           9.7        7.1        16.8           18.3
1999           5.8        6.2        12.0           12.3
----------------------------------------------------------

*Lehman Long U.S. Treasury Index.

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
-------------------------------------------------------------------------
            Long-Term                                       Lehman Long
            Treasury               Average Long-Term        U.S. Treasury
            Fund                   Treasury Fund            Index
1989 01     10000                  10000                    10000
1989 04     10170                  10165                    10148
1989 07     11353                  11062                    11386
1989 10     11467                  11183                    11561
1990 01     11133                  10964                    11228
1990 04     10755                  10726                    10881
1990 07     11574                  11406                    11757
1990 10     11452                  11361                    11652
1991 01     12357                  12054                    12527
1991 04     12613                  12268                    12790
1991 07     12687                  12354                    12872
1991 10     13507                  13107                    13766
1992 01     13895                  13459                    14209
1992 04     13819                  13426                    14119
1992 07     14928                  14202                    15333
1992 10     14949                  14215                    15355
1993 01     15858                  14819                    16290
1993 04     16521                  15325                    17002
1993 07     17516                  15956                    18065
1993 10     18387                  16554                    18994
1994 01     18409                  16551                    19015
1994 04     16780                  15449                    17225
1994 07     17052                  15629                    17521
1994 10     16371                  15217                    16789
1995 01     17179                  15661                    17591
1995 04     18070                  16275                    18567
1995 07     19374                  17055                    19899
1995 10     20727                  17849                    21298
1996 01     21769                  18533                    22416
1996 04     19927                  17532                    20554
1996 07     20249                  17729                    20886
1996 10     21342                  18448                    22033
1997 01     21367                  18504                    22062
1997 04     21344                  18482                    22021
1997 07     23108                  19651                    24027
1997 10     23796                  20113                    24814
1998 01     24966                  20912                    26090
1998 04     24914                  20926                    26049
1998 07     25833                  21441                    27045
1998 10     27497                  22494                    28861
1999 01     27967                  22683                    29289

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 1999
                                        ------------------------------------------      FINAL VALUE OF A
                                         1 YEAR         5 YEARS          10 YEARS      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
Long-Term Treasury Fund                  12.02%          8.72%            10.83%            $27,967
Average Long-Term Treasury Fund           8.53           6.80              8.95              23,557
Lehman Long U.S. Treasury Index          12.26           9.02             11.34              29,289
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                  INCEPTION                           ------------------------------
                                     DATE        1 YEAR     5 YEARS    CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------------
Long-Term Treasury Fund           5/19/1986      13.05%      8.99%      3.42%      7.53%      10.95%
----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1979-JANUARY 31, 1999
-----------------------------------------------------------
                LONG-TERM CORPORATE FUND            LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL          TOTAL
YEAR         RETURN      RETURN       RETURN        RETURN
-----------------------------------------------------------
1980         -13.8%       8.8%        -5.0%         -12.0%
1981          -3.5       11.7          8.2            3.0
1982          -4.7       13.2          8.5           -0.8
1983          13.3       15.0         28.3           43.4
1984          -2.0       12.3         10.3            9.9
1985           0.0       13.4         13.4           17.4
1986           7.4       12.9         20.3           25.1
1987           5.6       10.9         16.5           21.1
1988          -7.5        9.3          1.8            3.0
1989          -2.5        9.6          7.1            6.6
1990           1.1        9.6         10.7           11.2
1991           0.3        9.5          9.8           11.2
1992           7.6        9.5         17.1           15.5
1993           6.6        8.5         15.1           13.8
1994           6.5        7.3         13.8           12.6
1995         -11.9        6.8         -5.1           -5.3
1996          15.3        8.3         23.6           23.9
1997          -6.0        6.9          0.9            0.7
1998           7.9        7.6         15.5           15.3
1999           2.9        6.6          9.5           10.3
-----------------------------------------------------------

*Lehman Long Corporate AA or Better Bond Index.

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
--------------------------------------------------------------------------------
               Long-Term          Average Long-Term        Lehman Long Corporate
               Corporate          Corporate A-Rated        AA or Better
               Fund               Fund                     Bond Index
1989 01        10000              10000                    10000
1989 04        10132              10146                    10174
1989 07        11102              10876                    11114
1989 10        11232              11012                    11294
1990 01        11067              10926                    11118
1990 04        10839              10834                    10911
1990 07        11676              11440                    11695
1990 10        11360              11401                    11625
1991 01        12153              11971                    12358
1991 04        12684              12357                    12797
1991 07        12900              12531                    13044
1991 10        13719              13212                    13848
1992 01        14230              13584                    14277
1992 04        14351              13686                    14362
1992 07        15526              14511                    15438
1992 10        15515              14562                    15438
1993 01        16373              15103                    16242
1993 04        17084              15630                    16784
1993 07        17776              16078                    17462
1993 10        18498              16601                    18143
1994 01        18637              16705                    18295
1994 04        17324              15732                    16937
1994 07        17561              15893                    17215
1994 10        17006              15615                    16603
1995 01        17684              15974                    17319
1995 04        18674              16666                    18353
1995 07        19765              17370                    19429
1995 10        20909              18082                    20507
1996 01        21863              18692                    21463
1996 04        20550              17953                    20144
1996 07        20849              18198                    20478
1996 10        21917              18953                    21585
1997 01        22050              19100                    21618
1997 04        22064              19113                    21657
1997 07        24052              20176                    23528
1997 10        24597              20568                    23989
1998 01        25473              21079                    24934
1998 04        25662              21144                    25177
1998 07        26301              21597                    25746
1998 10        26767              22156                    26313
1999 01        27897              22537                    27500

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED JANUARY 31, 1999
                                                          ------------------------------------------      FINAL VALUE OF A
                                                           1 YEAR         5 YEARS          10 YEARS      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund                                    9.52%          8.40%            10.80%             $27,897
Average Long-Term Corporate A-Rated Fund                    6.92           6.17              8.47               22,537
Lehman Long Corporate AA or Better Bond Index              10.29           8.49             10.65               27,500
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                  INCEPTION                           ------------------------------
                                     DATE        1 YEAR     5 YEARS    CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------------
Long-Term Corporate Fund          7/9/1973       9.21%       8.53%      2.76%      8.08%      10.84%
----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
HIGH-YIELD CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1979-JANUARY 31, 1999
-----------------------------------------------------------
               HIGH-YIELD CORPORATE FUND           LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL          TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1980         -10.4%      11.9%        1.5%          -8.7%
1981          -8.2       13.0         4.8            4.6
1982          -7.3       15.3         8.0            3.3
1983          13.7       18.6        32.3           39.7
1984           0.1       14.1        14.2           11.8
1985          -5.0       14.4         9.4           10.0
1986           3.8       14.6        18.4           22.6
1987           6.9       13.2        20.1           20.7
1988          -8.6       11.1         2.5            4.2
1989          -1.1       12.5        11.4           10.8
1990         -13.4       11.6        -1.8           -3.0
1991         -15.3       12.1        -3.2           -5.1
1992          17.4       13.9        31.3           47.3
1993           4.0       10.7        14.7           15.1
1994           7.7        9.8        17.5           16.3
1995         -11.1        8.6        -2.5           -1.8
1996           9.0       10.0        19.0           19.7
1997          -0.3        9.3         9.0           10.5
1998           3.8        9.3        13.1           13.7
1999          -3.0        8.3         5.3            1.6
-----------------------------------------------------------

*Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman High Yield Bond Index thereafter.

See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
--------------------------------------------------------------------------------
                       High-Yield            Average                 Lehman High
                       Corporate             High-Yield              Yield Bond
                       Fund*                 Bond Fund               Index
1989 01                10000                 10000                   10000
1989 04                 9964                 10001                    9986
1989 07                10347                 10309                   10292
1989 10                10050                  9871                    9913
1990 01                 9816                  9471                    9696
1990 04                 9817                  9347                    9728
1990 07                10406                  9906                   10429
1990 10                 9105                  8642                    8639
1991 01                 9501                  8785                    9205
1991 04                10684                 10266                   11257
1991 07                11204                 10833                   11983
1991 10                11862                 11667                   12844
1992 01                12473                 12284                   13557
1992 04                12847                 12820                   14118
1992 07                13491                 13364                   14670
1992 10                13474                 13530                   14802
1993 01                14304                 14243                   15600
1993 04                14977                 14845                   16220
1993 07                15651                 15577                   16920
1993 10                16297                 16246                   17452
1994 01                16813                 16930                   18138
1994 04                15664                 16057                   17289
1994 07                15942                 16055                   17499
1994 10                16093                 16179                   17665
1995 01                16389                 16031                   17808
1995 04                17423                 16946                   19092
1995 07                18219                 17715                   20001
1995 10                18795                 18239                   20385
1996 01                19504                 18928                   21316
1996 04                19302                 19151                   21360
1996 07                19614                 19467                   21765
1996 10                20454                 20546                   22648
1997 01                21262                 21292                   23552
1997 04                21390                 21307                   23830
1997 07                22732                 22841                   25352
1997 10                23141                 23517                   25755
1998 01                24056                 24244                   26774
1998 04                24425                 24842                   27287
1998 07                24901                 24931                   27634
1998 10                23931                 22729                   25626
1999 01                25340                 24018                   27189

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED JANUARY 31, 1999
                                                          ------------------------------------------      FINAL VALUE OF A
                                                           1 YEAR         5 YEARS          10 YEARS      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund*                                  5.34%          8.55%             9.74%             $25,340
Average High-Yield Bond Fund                               -0.93           7.24              9.16               24,018
Lehman High Yield Bond Index                                1.55           8.43             10.52               27,189
---------------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                  INCEPTION                           ------------------------------
                                     DATE        1 YEAR     5 YEARS    CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------------
High-Yield Corporate Fund**       12/27/1978     5.62%       8.68%     -0.66%      10.41%     9.75%
----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------
Number of Issues                        40           7,294
Yield                                 4.7%            6.5%
Yield to Maturity                     4.8%            5.7%
Average Coupon                        5.9%            6.9%
Average Maturity                 2.9 years       8.6 years
Average Quality                   Treasury             Aaa
Average Duration                 2.3 years       4.4 years
Expense Ratio                        0.27%              --
Cash Reserves                         1.4%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------------
                       SHORT-TERM          LEHMAN
                         TREASURY          INDEX*
-------------------------------------------------
R-Squared                    0.83            1.00
Beta                         0.48            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                          85.2%
Agency                                            14.8
-------------------------------------------------------
                                                 100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       0.9%
1-3 Years                                         67.5
3-5 Years                                         28.7
Over 5 Years                                       2.9
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury and agency securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
----------------------------------------------------------
Number of Issues                        67           7,294
Yield                                 5.1%            6.5%
Yield to Maturity                     5.2%            5.7%
Average Coupon                        6.1%            6.9%
Average Maturity                 2.8 years       8.6 years
Average Quality                     Agency             Aaa
Average Duration                 2.3 years       4.4 years
Expense Ratio                        0.27%              --
Cash Reserves                         2.0%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
----------------------------------------------------------
R-Squared                             0.86            1.00
Beta                                  0.44            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                          11.5%
Agency                                            88.5
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      13.9%
1-3 Years                                         43.5
3-5 Years                                         32.6
Over 5 Years                                      10.0
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
Number of Issues                       299           7,294
Yield                                 5.7%            6.5%
Yield--Institutional
  Shares                              5.9%            6.5%
Yield to Maturity                     5.8%            5.7%
Average Coupon                        6.6%            6.9%
Average Maturity                 2.7 years       8.6 years
Average Quality                         A1             Aaa
Average Duration                 2.3 years       4.4 years
Expense Ratio                        0.27%              --
Expense Ratio--
  Institutional Shares               0.15%              --
Cash Reserves                         3.1%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  0.47            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                    1.0%
Aaa                                               19.0
Aa                                                18.3
A                                                 37.8
Baa                                               22.9
Ba                                                 0.0
B                                                  0.0
Not Rated                                          1.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      20.0%
1-3 Years                                         46.0
3-5 Years                                         21.5
Over 5 Years                                      12.5
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                      15.2%
Finance                                           46.5
Foreign                                            7.3
Industrial                                        18.3
Mortgage                                           1.3
Treasury/Agency                                    1.0
Utilities                                          9.8
Other                                              0.6
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------
Number of Issues                        32           7,294
Yield                                 4.9%            6.5%
Yield to Maturity                     5.0%            5.7%
Average Coupon                        7.5%            6.9%
Average Maturity                 7.6 years       8.6 years
Average Quality                   Treasury             Aaa
Average Duration                 5.6 years       4.4 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.7%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  1.29            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                          90.5%
Agency                                             9.5
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       4.3%
1-5 Years                                          9.9
5-10 Years                                        78.5
10-20 Years                                        7.3
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
Number of Issues                       177           7,294
Yield                                 6.0%            6.5%
Yield to Maturity                     6.0%            5.7%
Average Coupon                        6.7%            6.9%
Average Maturity                 7.0 years       8.6 years
Average Quality                         A1             Aaa
Average Duration                 5.4 years       4.4 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.2%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.20            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                    4.1%
Aaa                                                9.8
Aa                                                16.8
A                                                 46.1
Baa                                               22.4
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.8
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       1.6%
1-5 Years                                         22.2
5-10 Years                                        70.3
10-20 Years                                        5.9
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       6.2%
Finance                                           42.3
Foreign                                           10.5
Industrial                                        23.3
Mortgage                                           0.0
Treasury/Agency                                    4.1
Utilities                                         13.6
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
GNMA FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------
Number of Issues                        26           7,294
Yield                                 6.2%            6.5%
Yield to Maturity                     6.3%            5.7%
Average Coupon                        6.9%            6.9%
Average Maturity                 6.1 years       8.6 years
Average Quality                   Treasury             Aaa
Average Duration                 4.1 years       4.4 years
Expense Ratio                        0.30%              --
Cash Reserves                         1.5%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  0.75            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
-------------------------------------------------------
Under 6%                                           0.7%
6%-7%                                             44.7
7%-8%                                             41.7
8%-9%                                              9.9
9%-10%                                             2.9
Over 10%                                           0.1
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------
Number of Issues                        16           7,294
Yield                                 5.2%            6.5%
Yield to Maturity                     5.3%            5.7%
Average Coupon                        7.5%            6.9%
Average Maturity                20.6 years       8.6 years
Average Quality                   Treasury             Aaa
Average Duration                10.8 years       4.4 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.0%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  2.14            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                          88.3%
Agency                                            11.7
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       0.8%
1-5 Years                                          0.0
5-10 Years                                        11.7
10-20 Years                                       22.1
20-30 Years                                       65.4
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
-------------------------------------------------------------
Number of Issues                       152           7,294
Yield                                 6.0%            6.5%
Yield to Maturity                     6.2%            5.7%
Average Coupon                        7.0%            6.9%
Average Maturity                18.8 years       8.6 years
Average Quality                        Aa3             Aaa
Average Duration                 9.0 years       4.4 years
Expense Ratio                        0.30%              --
Cash Reserves                         6.7%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
------------------------------
[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
-----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  1.82            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    4.5%
Aaa                                               13.3
Aa                                                20.5
A                                                 43.6
Baa                                               18.1
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-----------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                          2.3
5-10 Years                                        26.2
10-20 Years                                       14.8
20-30 Years                                       53.9
Over 30 Years                                      2.8
-----------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           23.7
Foreign                                            2.8
Industrial                                        47.4
Mortgage                                           9.2
Treasury/Agency                                    4.5
Utilities                                         12.4
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
Number of Issues                       229           7,294
Yield                                 8.3%            6.5%
Yield to Maturity                     8.2%            5.7%
Average Coupon                        8.6%            6.9%
Average Maturity                 7.0 years       8.6 years
Average Quality                        Ba2             Aaa
Average Duration                 4.9 years       4.4 years
Expense Ratio                        0.29%              --
Cash Reserves                         4.1%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
-----------------------------------
[GRAPH]


VOLATILITY MEASURES
------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
R-Squared                             0.13            1.00
Beta                                  0.48            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    5.2%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.3
Baa                                                3.4
Ba                                                45.2
B                                                 45.5
Caa                                                0.4
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       0.6%
1-5 Years                                         16.9
5-10 Years                                        78.0
10-20 Years                                        4.1
20-30 Years                                        0.4
Over 30 Years                                      0.0
--------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                            3.1
Foreign                                            0.0
Industrial                                        83.7
Mortgage                                           0.0
Treasury/Agency                                    5.2
Utilities                                          8.0
--------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
JANUARY 31, 1999

[PHOTO]

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                 MATURITY             AMOUNT      VALUE*
GNMA FUND                                                   COUPON                   DATE              (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.5%)
-------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                          5.50%      3/15/2013-2/1/2014(1)      $   75,246   $   74,559
Government National Mortgage Assn.                          6.00%    10/15/2023-1/20/2029(1)       1,513,154    1,502,856
Government National Mortgage Assn.                          6.50%      7/15/2008-2/1/2029(1)       3,467,792    3,513,329
Government National Mortgage Assn.                          7.00%    4/15/2007-12/15/2028(1)       2,638,136    2,705,693
Government National Mortgage Assn.                          7.25%    12/15/2026-2/15/2027(1)           4,039        4,158
Government National Mortgage Assn.                          7.50%    12/15/2001-5/15/2028(1)       1,874,469    1,938,121
Government National Mortgage Assn.                          7.75%               2/15/2027(1)          10,745       11,149
Government National Mortgage Assn.                          8.00%     5/15/2001-9/15/2026(1)         794,910      832,186
Government National Mortgage Assn.                          8.25%     8/15/2004-7/15/2008(1)           3,709        3,921
Government National Mortgage Assn.                          8.50%    1/20/2005-12/15/2024(1)         252,142      269,481
Government National Mortgage Assn.                          9.00%     9/15/2001-2/15/2023(1)         201,541      217,085
Government National Mortgage Assn.                          9.25%     5/15/2016-6/15/2018(1)           1,534        1,649
Government National Mortgage Assn.                          9.50%   12/15/2000-12/15/2022(1)          97,342      105,409
Government National Mortgage Assn.                         10.00%     7/20/2014-8/20/2018(1)           2,096        2,293
Government National Mortgage Assn.                         11.00%     7/15/2010-2/20/2016(1)             567          634
Government National Mortgage Assn.                         11.25%     7/15/2013-2/20/2016(1)             493          551
Government National Mortgage Assn.                         11.50%    1/15/2013-11/20/2015(1)             763          864
Government National Mortgage Assn.                         12.00%    10/15/2010-1/20/2016(1)           1,142        1,315
Government National Mortgage Assn.                         12.50%    12/20/2013-7/20/2015(1)             688          800
Government National Mortgage Assn.                         12.75%              12/15/2014(1)              28           33
Government National Mortgage Assn.                         13.00%     1/15/2011-1/20/2015(1)             533          622
Government National Mortgage Assn.                         13.25%    8/15/2014-10/15/2014(1)             127          148

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                 MATURITY             AMOUNT      VALUE*
GNMA FUND                                                   COUPON                   DATE              (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                         13.50%    5/15/2010-12/15/2014(1)           $  171  $      201
Government National Mortgage Assn.                         13.75%               9/20/2014(1)                4           5
Government National Mortgage Assn.                         14.00%     6/15/2011-9/15/2012(1)              132         155
Government National Mortgage Assn.                         15.00%     9/15/2011-5/15/2012(1)               90         106
-------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
   (COST $10,890,105)                                                                                          11,187,323
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.5%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $510,023)                                          4.73%                2/1/1999             510,023     510,023
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
   (COST $11,400,128)                                                                                          11,697,346
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               78,351
Payables for Investment Securities Purchased                                                                    (389,776)
Other Liabilities                                                                                                (31,947)
                                                                                                              -----------
                                                                                                                (343,372)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,084,885,939 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                  $11,353,974
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.47
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $11,056,559       $10.20
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains                                                                           197           --
Unrealized Appreciation--Note H                                                                      297,218          .27
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $11,353,974       $10.47
=========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM           SHORT-TERM          SHORT-TERM   INTERMEDIATE-TERM
                                                   TREASURY              FEDERAL           CORPORATE            TREASURY
                                                       FUND                 FUND                FUND                FUND
                                                -------------------------------------------------------------------------
                                                                           YEAR ENDED JANUARY 31, 1999
                                                -------------------------------------------------------------------------
                                                      (000)                (000)               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                        $59,674              $91,494            $345,804            $103,908
    Security Lending                                    129                   23                 187                 274
                                                -------------------------------------------------------------------------
        Total Income                                 59,803               91,517             345,991             104,182
                                                -------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    133                  191                 671                 212
    The Vanguard Group--Note C
        Management and Administrative                   991                1,499               5,698               1,838
        Shareholder Account Maintenance(1)            1,374                1,889               5,856               1,994
        Marketing and Distribution(1)                   280                  390               1,589                 454
    Taxes (other than income taxes)                      25                   36                 124                  40
    Custodian Fees                                       14                   32                  98                  14
    Auditing Fees                                         7                    7                  10                   7
    Shareholders' Reports(1)                             45                   65                 126                  53
    Annual Meeting and Proxy Costs(1)                     4                    6                  12                   5
    Trustees' Fees and Expenses                           2                    3                   9                   3
                                                -------------------------------------------------------------------------
        Total Expenses                                2,875                4,118              14,193               4,620
        Expenses Paid Indirectly--Note D                 --                 (10)                (75)                  (4)
                                                -------------------------------------------------------------------------
        Net Expenses                                  2,875                4,108              14,118               4,616
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                56,928               87,409             331,873              99,566
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                        8,818                5,876              15,019              23,876
    Futures Contracts                                    --                   --             (5,656)               3,587
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              8,818                5,876               9,363              27,463
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                             3,074                5,094             (11,899)             28,531
    Futures Contracts                                    --                   --               1,194                  21
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                    3,074                5,094             (10,705)             28,552
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS               $68,820              $98,379            $330,531            $155,581
=========================================================================================================================

(1)Expenses of the Short-Term Corporate Fund by class of shares are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                           ----------------------------------------------
                                                                           INVESTOR       INSTITUTIONAL
                                                                             SHARES              SHARES            TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
Shareholder Account Maintenance                                            $  5,766              $  90          $  5,856
    Marketing and Distribution                                                1,589                 --             1,589
    Shareholders' Reports                                                       126                 --               126
    Annual Meeting and Proxy Costs                                               12                 --                12
                                                                           ----------------------------------------------
Total Class-Specific Expenses                                                 7,493                 90             7,583
All Other Fund Expenses                                                       6,203                407             6,610
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                              $13,696               $497           $14,193
=========================================================================================================================

See Note E in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                                               INTERMEDIATE-TERM                             LONG-TERM         LONG-TERM
                                                       CORPORATE               GNMA           TREASURY         CORPORATE
                                                            FUND               FUND               FUND              FUND
                                              ---------------------------------------------------------------------------
                                                                       YEAR ENDED JANUARY 31, 1999
                                              ---------------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                             $68,762           $685,704          $  72,142          $258,866
    Security Lending                                         244                 --                171                86
                                              ---------------------------------------------------------------------------
        Total Income                                      69,006            685,704             72,313           258,952
                                              ---------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                         128              1,229                147             1,048
    The Vanguard Group--Note C
        Management and Administrative                      1,586             14,090              1,078             4,804
        Shareholder Account Maintenance                      742             10,989              1,594             4,897
        Marketing and Distribution                           304              2,195                300               824
    Taxes (other than income taxes)                           23                226                 26                93
    Custodian Fees                                            21              1,079                 28                44
    Auditing Fees                                              6                 14                  7                 9
    Shareholders' Reports                                     17                293                 45               106
    Annual Meeting and Proxy Costs                             2                 28                  4                10
    Trustees' Fees and Expenses                                2                 18                  2                 7
                                              ---------------------------------------------------------------------------
        Total Expenses                                     2,831             30,161              3,231            11,842
        Expenses Paid Indirectly--Note D                     (15)               (98)                --               (60)
                                              ---------------------------------------------------------------------------
        Net Expenses                                       2,816             30,063              3,231            11,782
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     66,190            655,641             69,082           247,170
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                            14,250             10,764             20,149            79,798
    Futures Contracts                                        (99)                --                358                --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  14,151             10,764             20,507            79,798
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                    389             (7,860)            48,185            37,951
    Futures Contracts                                         --                 --                 --                --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                           389             (7,860)            48,185            37,951
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                            $80,730           $658,545           $137,774          $364,919
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                               HIGH-YIELD CORPORATE FUND
                                                                                             YEAR ENDED JANUARY 31, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                                    $433,157
    Security Lending                                                                                               1,027
                                                                                                          ---------------
        Total Income                                                                                             434,184
                                                                                                          ---------------
EXPENSES
    Investment Advisory Fees--Note B                                                                               1,831
    The Vanguard Group--Note C
        Management and Administrative                                                                              6,716
        Shareholder Account Maintenance                                                                            4,849
        Marketing and Distribution                                                                                 1,101
    Taxes (other than income taxes)                                                                                  121
    Custodian Fees                                                                                                   102
    Auditing Fees                                                                                                     10
    Shareholders' Reports                                                                                            142
    Annual Meeting and Proxy Costs                                                                                    14
    Trustees' Fees and Expenses                                                                                        9
                                                                                                          ---------------
        Total Expenses                                                                                            14,895
        Expenses Paid Indirectly--Note D                                                                            (178)
                                                                                                          ---------------
        Net Expenses                                                                                              14,717
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            419,467
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                    (2,445)
    Futures Contracts                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                          (2,445)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                       (153,489)
    Futures Contracts                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                (153,489)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $263,533
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM                            SHORT-TERM
                                                                 TREASURY FUND                         FEDERAL FUND
                                                      --------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                                      --------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                           (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 56,928          $  57,004           $ 87,409          $ 83,019
    Realized Net Gain (Loss)                               8,818              3,983              5,876             5,665
    Change in Unrealized Appreciation
        (Depreciation)                                     3,074              6,845              5,094             5,862
                                                      --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     68,820             67,832             98,379            94,546
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (56,928)           (57,004)           (87,409)          (83,019)
    Realized Capital Gain                                 (2,497)                --                 --                --
                                                      --------------------------------------------------------------------
        Total Distributions                              (59,425)           (57,004)           (87,409)          (83,019)
                                                      --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               500,362            310,935            521,686           399,771
    Issued in Lieu of Cash Distributions                  52,411             50,737             75,064            71,077
    Redeemed                                            (373,916)          (332,999)          (423,745)         (369,801)
                                                      --------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           178,857             28,673            173,005           101,047
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       188,252             39,501            183,975           112,574
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  1,009,243            969,742          1,460,436         1,347,862
                                                      --------------------------------------------------------------------
    End of Year                                       $1,197,495         $1,009,243         $1,644,411        $1,460,436
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                48,432             30,582             51,089            39,559
    Issued in Lieu of Cash Distributions                   5,078              4,990              7,351             7,036
    Redeemed                                             (36,272)           (32,757)           (41,519)          (36,610)
                                                      --------------------------------------------------------------------
        Net Increase in Shares Outstanding                17,238              2,815             16,921             9,985
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORT-TERM
                                                                                                   CORPORATE FUND
                                                                                               YEAR ENDED JANUARY 31,
                                                                                     -------------------------------------
                                                                                               1999                1998
                                                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $   331,873         $   289,231
    Realized Net Gain (Loss)                                                                   9,363               1,279
    Change in Unrealized Appreciation (Depreciation)                                         (10,705)             52,731
                                                                                     -------------------------------------
        Net Increase in Net Assets Resulting from Operations                                 330,531             343,241
                                                                                     -------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                     (311,139)           (283,686)
        Institutional Shares                                                                 (20,734)             (5,545)
    Realized Capital Gain
        Investor Shares                                                                           --                  --
        Institutional Shares                                                                      --                  --
                                                                                     -------------------------------------
            Total Distributions                                                             (331,873)           (289,231)
                                                                                     -------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                 2,238,424           1,761,294
    Issued in Lieu of Cash Distributions                                                     269,772             245,843
    Redeemed                                                                              (1,686,245)         (1,881,581)
                                                                                     -------------------------------------
        Net Increase--Investor Shares                                                        821,951             125,556
                                                                                     -------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                   190,015             273,772
    Issued in Lieu of Cash Distributions                                                      17,350               5,544
    Redeemed                                                                                 (49,229)            (18,443)
                                                                                     -------------------------------------
        Net Increase--Institutional Shares                                                   158,136             260,873
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           978,745             440,439
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      4,971,177           4,530,738
                                                                                     -------------------------------------
    End of Year                                                                           $5,949,922          $4,971,177
==========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                   206,458             163,623
    Issued in Lieu of Cash Distributions                                                      24,868              22,845
    Redeemed                                                                                (155,492)           (174,866)
                                                                                     -------------------------------------
        Net Increase in Shares Outstanding                                                    75,834              11,602
==========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                    17,520              25,348
    Issued in Lieu of Cash Distributions                                                       1,599                 512
    Redeemed                                                                                  (4,541)             (1,706)
                                                                                     -------------------------------------
        Net Increase in Shares Outstanding                                                    14,578              24,154
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                            INTERMEDIATE-TERM                       INTERMEDIATE-TERM
                                                              TREASURY FUND                          CORPORATE FUND
                                                   ------------------------------------  ---------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                   -----------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                           (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                           $     99,566       $     84,087       $     66,190         $  46,556
    Realized Net Gain (Loss)                              27,463             (5,459)            14,151             1,083
    Change in Unrealized Appreciation
        (Depreciation)                                    28,552             63,116                389            24,555
                                                   -----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    155,581            141,744             80,730            72,194
                                                   -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (99,566)           (84,087)           (66,190)          (46,556)
    Realized Capital Gain                                     --                 --             (9,243)             (952)
                                                   -----------------------------------------------------------------------
        Total Distributions                              (99,566)           (84,087)           (75,433)          (47,508)
                                                   -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               764,715            602,871            521,754           415,063
    Issued in Lieu of Cash Distributions                  74,832             61,945             62,630            39,277
    Redeemed                                            (614,490)          (406,226)          (254,477)         (171,911)
                                                   -----------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           225,057            258,590            329,907           282,429
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       281,072            316,247            335,204           307,115
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  1,594,832          1,278,585            898,888           591,773
                                                   -----------------------------------------------------------------------
    End of Year                                       $1,875,904         $1,594,832         $1,234,092          $898,888
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                69,777             57,416             52,041            42,302
    Issued in Lieu of Cash Distributions                   6,831              5,919              6,244             4,003
    Redeemed                                             (56,110)           (38,931)           (25,384)          (17,547)
                                                   -----------------------------------------------------------------------
        Net Increase in Shares Outstanding                20,498             24,404             32,901            28,758
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       LONG-TERM
                                                                GNMA FUND                            TREASURY FUND
                                                   ------------------------------------  ---------------------------------
                                                                              YEAR ENDED JANUARY 31,
                                                   -----------------------------------------------------------------------
                                                         1999                1998                1999                1998
                                                         (000)               (000)               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                        $    655,641        $    559,144        $     69,082        $     58,983
    Realized Net Gain (Loss)                           10,764               1,871              20,507                (701)
    Change in Unrealized Appreciation
        (Depreciation)                                 (7,860)            202,766              48,185              88,314
                                                   -----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                 658,545             763,781             137,774             146,596
                                                   -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                            (655,641)           (559,144)            (69,082)            (58,983)
    Realized Capital Gain                             (12,237)             (1,985)                 --                  --
                                                   -----------------------------------------------------------------------
        Total Distributions                          (667,878)           (561,129)            (69,082)            (58,983)
                                                   -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                          3,904,241           2,326,765             747,238             389,064
    Issued in Lieu of Cash Distributions              508,264             424,132              54,527              45,242
    Redeemed                                       (1,943,264)         (1,459,563)           (481,620)           (358,440)
                                                   -----------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                      2,469,241           1,291,334             320,145              75,866
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                  2,459,908           1,493,986             388,837             163,479
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                               8,894,066           7,400,080           1,061,422             897,943
                                                   -----------------------------------------------------------------------
    End of Year                                  $ 11,353,974        $  8,894,066        $  1,450,259        $  1,061,422
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                            373,652             225,661              67,200              38,081
    Issued in Lieu of Cash Distributions               48,627              41,195               4,914               4,478
    Redeemed                                         (185,917)           (141,703)            (43,491)            (35,474)
                                                   -----------------------------------------------------------------------
        Net Increase in Shares Outstanding            236,362             125,153              28,623               7,085
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                LONG-TERM                             HIGH-YIELD
                                                             CORPORATE FUND                         CORPORATE FUND
                                                   -----------------------------------  ----------------------------------
                                                                             YEAR ENDED JANUARY 31,
                                                   -----------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                           (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   247,170        $   233,907        $   419,467       $   356,175
    Realized Net Gain (Loss)                              79,798             61,205             (2,445)           55,757
    Change in Unrealized Appreciation
        (Depreciation)                                    37,951            204,284           (153,489)          105,470
                                                   -----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    364,919            499,396            263,533           517,402
                                                   -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (247,170)          (233,907)          (419,467)         (356,175)
    Realized Capital Gain                                (88,379)           (29,076)           (17,026)               --
                                                   -----------------------------------------------------------------------

        Total Distributions                             (335,549)          (262,983)          (436,493)         (356,175)
                                                   -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             1,013,958            811,295          1,704,032         1,300,054
    Issued in Lieu of Cash Distributions                 283,759            216,458            306,214           249,424
    Redeemed*                                           (815,663)          (867,427)        (1,035,394)         (637,696)
                                                   -----------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           482,054            160,326            974,852           911,782
--------------------------------------------------------------------------------------------------------------------------
    TOTAL INCREASE                                       511,424            396,739            801,892         1,073,009
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  3,720,278          3,323,539          4,746,951         3,673,942
                                                   -----------------------------------------------------------------------
    End of Year                                       $4,231,702         $3,720,278         $5,548,843        $4,746,951
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               109,341             90,509            214,452           162,853
    Issued in Lieu of Cash Distributions                  30,569             24,157             38,479            31,269
    Redeemed                                             (87,606)           (97,058)          (131,086)          (80,332)
                                                   -----------------------------------------------------------------------
        Net Increase in Shares Outstanding                52,304             17,608            121,845           113,790
==========================================================================================================================

* The High-Yield Corporate Fund is net of redemption fees of $1,580,000 and $867,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                           --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.27       $10.16       $10.36      $  9.89       $10.41
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .545         .590         .586         .625         .532
    Net Realized and Unrealized Gain (Loss) on Investments      .122         .110        (.200)        .470        (.500)
                                                           --------------------------------------------------------------
        Total from Investment Operations                        .667         .700         .386        1.095         .032
                                                           --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.545)       (.590)       (.586)       (.625)       (.532)
    Distributions from Realized Capital Gains                  (.022)          --           --           --        (.020)
                                                           --------------------------------------------------------------
                        Total Distributions                    (.567)       (.590)       (.586)       (.625)       (.552)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.37       $10.27       $10.16       $10.36      $  9.89
=========================================================================================================================

TOTAL RETURN                                                   6.66%        7.11%        3.89%       11.37%        0.40%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,197       $1,009         $970         $919         $754
    Ratio of Total Expenses to Average Net Assets              0.27%        0.27%        0.25%        0.27%        0.28%
    Ratio of Net Investment Income to Average Net Assets       5.27%        5.80%        5.77%        6.14%        5.33%
    Portfolio Turnover Rate                                     132%          83%          86%          93%         126%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM FEDERAL FUND
                                                                                YEAR ENDED JANUARY 31,
                                                          ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.19        $10.11      $10.28      $  9.79       $10.38
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .581          .611        .615         .601         .550
    Net Realized and Unrealized Gain (Loss) on Investments      .070          .080       (.170)        .490        (.580)
                                                          ---------------------------------------------------------------
        Total from Investment Operations                        .651          .691        .445        1.091        (.030)
                                                          ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.581)        (.611)      (.615)       (.601)       (.550)
    Distributions from Realized Capital Gains                     --           --           --           --        (.010)
                                                          ---------------------------------------------------------------
        Total Distributions                                    (.581)        (.611)      (.615)       (.601)       (.560)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.26        $10.19      $10.11       $10.28      $  9.79
=========================================================================================================================

TOTAL RETURN                                                   6.57%         7.06%       4.51%       11.43%       -0.21%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,644        $1,460      $1,348       $1,402       $1,474
    Ratio of Total Expenses to Average Net Assets              0.27%         0.27%       0.25%        0.27%        0.28%
    Ratio of Net Investment Income to Average Net Assets       5.68%         6.04%       6.09%        5.93%        5.53%
    Portfolio Turnover Rate                                     107%           94%         57%          74%          57%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                              SHORT-TERM CORPORATE FUND
                                                                                YEAR ENDED JANUARY 31,
                                                          ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.87       $10.75       $10.94       $10.40       $10.94
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .660         .664         .663         .671         .596
    Net Realized and Unrealized Gain (Loss) on Investments     (.010)        .120        (.190)        .540        (.540)
                                                          ---------------------------------------------------------------
        Total from Investment Operations                        .650         .784         .473        1.211         .056
                                                          ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.660)       (.664)       (.663)       (.671)       (.596)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                          ---------------------------------------------------------------
                        Total Distributions                    (.660)       (.664)       (.663)       (.671)       (.596)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.86       $10.87       $10.75       $10.94       $10.40
=========================================================================================================================

TOTAL RETURN                                                   6.16%        7.53%        4.52%       11.95%        0.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,529       $4,709       $4,531       $3,873       $2,924
    Ratio of Total Expenses to Average Net Assets              0.27%        0.28%        0.25%        0.27%        0.28%
    Ratio of Net Investment Income to Average Net Assets       6.08%        6.17%        6.18%        6.23%        5.66%
    Portfolio Turnover Rate                                      46%          45%          45%          62%          69%
=========================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                       SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                                 YEAR ENDED        SEP. 30, 1997*, TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                             JANUARY 31, 1999             JAN. 31, 1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.87                    $10.80
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                              .673                      .229
    Net Realized and Unrealized Gain (Loss) on Investments                            (.010)                     .070
                                                                                    ----------------------------------
        Total from Investment Operations                                               .663                      .299
                                                                                    ----------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                              (.673)                    (.229)
    Distributions from Realized Capital Gains                                            --                        --
                                                                                    ----------------------------------
        Total Distributions                                                           (.673)                    (.229)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $10.86                    $10.87
======================================================================================================================

TOTAL RETURN                                                                          6.28%                     2.79%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                               $421                      $263
    Ratio of Total Expenses to Average Net Assets                                     0.15%                   0.15%**
    Ratio of Net Investment Income to Average Net Assets                              6.19%                   6.28%**
            Portfolio Turnover Rate                                                     46%                       45%
======================================================================================================================

 * Inception.

** Annualized.


------------------------------------------------------------------------------------------------------------------------
                                                                             INTERMEDIATE-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.80       $10.37       $10.90      $  9.76       $10.82
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .630         .647         .649         .662         .603
    Net Realized and Unrealized Gain (Loss) on Investments      .360         .430        (.530)       1.140       (1.033)
                                                            ------------------------------------------------------------
        Total from Investment Operations                        .990        1.077         .119        1.802       (.430)
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.630)       (.647)       (.649)       (.662)       (.603)
    Distributions from Realized Capital Gains                     --           --           --           --        (.027)
                                                            ------------------------------------------------------------
        Total Distributions                                    (.630)       (.647)       (.649)       (.662)       (.630)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.16       $10.80       $10.37       $10.90      $  9.76
========================================================================================================================

TOTAL RETURN                                                   9.44%       10.78%        1.28%       18.96%       -3.90%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,876       $1,595       $1,279       $1,226         $848
    Ratio of Total Expenses to Average Net Assets              0.27%        0.27%        0.25%        0.28%        0.28%
    Ratio of Net Investment Income to Average Net Assets       5.76%        6.19%        6.26%        6.34%        6.05%
    Portfolio Turnover Rate                                      63%          30%          42%          56%         128%
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                           INTERMEDIATE-TERM CORPORATE FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.03      $  9.72       $10.17      $  9.07       $10.04
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .627         .638         .639         .658         .587
    Net Realized and Unrealized Gain (Loss) on Investments      .122         .321        (.430)       1.100        (.970)
                                                            ------------------------------------------------------------
        Total from Investment Operations                        .749         .959         .209        1.758        (.383)
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.627)       (.638)       (.639)       (.658)       (.587)
    Distributions from Realized Capital Gains                  (.082)       (.011)       (.020)          --           --
                                                            ------------------------------------------------------------
        Total Distributions                                    (.709)       (.649)       (.659)       (.658)       (.587)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.07       $10.03      $  9.72       $10.17      $  9.07
========================================================================================================================

TOTAL RETURN                                                   7.73%       10.24%        2.29%       19.94%       -3.73%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,234         $899         $592         $424         $163
    Ratio of Total Expenses to Average Net Assets              0.27%        0.26%        0.25%        0.28%        0.28%
    Ratio of Net Investment Income to Average Net Assets       6.25%        6.51%        6.61%        6.70%        6.46%
    Portfolio Turnover Rate                                      71%          69%          85%          78%          97%
========================================================================================================================


------------------------------------------------------------------------------------------------------------------------
                                                                                     GNMA FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.48       $10.23       $10.45      $  9.71       $10.39
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .687         .718         .727         .734         .693
    Net Realized and Unrealized Gain (Loss) on Investments      .002         .253        (.220)        .740        (.673)
                                                            ------------------------------------------------------------
        Total from Investment Operations                        .689         .971         .507        1.474         .020
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.687)       (.718)       (.727)       (.734)       (.693)
    Distributions from Realized Capital Gains                  (.012)       (.003)          --           --        (.007)
                                                            ------------------------------------------------------------
        Total Distributions                                    (.699)       (.721)       (.727)       (.734)       (.700)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.47       $10.48       $10.23       $10.45      $  9.71
========================================================================================================================

TOTAL RETURN                                                   6.79%        9.86%        5.15%       15.64%        0.36%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $11,354       $8,894       $7,400       $6,998       $5,851
    Ratio of Total Expenses to Average Net Assets              0.30%        0.31%        0.27%        0.29%        0.30%
    Ratio of Net Investment Income to Average Net Assets       6.56%        6.97%        7.16%        7.22%        7.04%
    Portfolio Turnover Rate                                       7%           3%          12%           7%          35%
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.79      $  9.84       $10.73      $  9.23       $10.75
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .629         .643         .655         .669         .665
    Net Realized and Unrealized Gain (Loss) on Investments      .630         .950        (.877)       1.725       (1.401)
                                                            ------------------------------------------------------------
        Total from Investment Operations                       1.259        1.593        (.222)       2.394        (.736)
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.629)       (.643)       (.655)       (.669)       (.665)
    Distributions from Realized Capital Gains                     --           --        (.013)       (.225)       (.119)
                                                            ------------------------------------------------------------
        Total Distributions                                    (.629)       (.643)       (.668)       (.894)       (.784)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.42       $10.79      $  9.84       $10.73      $  9.23
========================================================================================================================

TOTAL RETURN                                                  12.02%       16.85%       -1.85%       26.72%       -6.68%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,450       $1,061         $898         $916         $671
    Ratio of Total Expenses to Average Net Assets              0.27%        0.27%        0.25%        0.27%        0.28%
    Ratio of Net Investment Income to Average Net Assets       5.69%        6.38%        6.66%        6.57%        7.02%
    Portfolio Turnover Rate                                      22%          18%          31%         105%          85%
========================================================================================================================


------------------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM CORPORATE FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $9.32        $8.71        $9.43        $8.18        $9.36
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .582         .613         .619         .627         .617
    Net Realized and Unrealized Gain (Loss) on Investments      .266         .685        (.566)       1.250       (1.108)
                                                            ------------------------------------------------------------
        Total from Investment Operations                        .848        1.298         .053        1.877        (.491)
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.582)       (.613)       (.619)       (.627)       (.617)
    Distributions from Realized Capital Gains                  (.206)       (.075)       (.154)          --        (.072)
                                                            ------------------------------------------------------------
        Total Distributions                                    (.788)       (.688)       (.773)       (.627)       (.689)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $9.38        $9.32        $8.71        $9.43        $8.18
========================================================================================================================

TOTAL RETURN                                                   9.52%       15.52%        0.86%       23.64%       -5.12%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $4,232       $3,720       $3,324       $3,376       $2,607
    Ratio of Total Expenses to Average Net Assets              0.30%        0.32%        0.28%        0.31%        0.32%
    Ratio of Net Investment Income to Average Net Assets       6.26%        6.87%        7.06%        7.03%        7.37%
    Portfolio Turnover Rate                                      43%          33%          30%          49%          43%
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                             HIGH-YIELD CORPORATE FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $8.17        $7.87        $7.89        $7.24        $8.14
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .659         .688         .688         .678         .679
    Net Realized and Unrealized Gain (Loss) on Investments     (.245)        .300        (.020)        .650        (.900)
                                                            ------------------------------------------------------------
        Total from Investment Operations                        .414         .988         .668        1.328        (.221)
                                                            ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.659)       (.688)       (.688)       (.678)       (.679)
    Distributions from Realized Capital Gains                  (.025)          --           --           --           --
                                                            ------------------------------------------------------------
        Total Distributions                                    (.684)       (.688)       (.688)       (.678)       (.679)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $7.90        $8.17        $7.87        $7.89        $7.24
=========================================================================================================================

TOTAL RETURN*                                                  5.34%       13.14%        9.01%       19.01%       -2.52%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,549       $4,747       $3,674       $3,007       $2,162
    Ratio of Total Expenses to Average Net Assets              0.29%        0.28%        0.29%        0.34%        0.34%
    Ratio of Net Investment Income to Average Net Assets       8.26%        8.63%        8.92%        8.85%        9.13%
    Portfolio Turnover Rate                                      31%          45%          23%          38%          33%
=========================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each fund, except the Short-Term Federal Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

   Wellington Management Company, LLP provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 1999, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets), of:

--------------------------------------------------------------------------------------------
                                        CAPITAL
                                      CONTRIBUTION     PERCENTAGE OF           PERCENTAGE OF
                                      TO VANGUARD         FUND NET              VANGUARD'S
FUND                                     (000)             ASSETS             CAPITALIZATION
--------------------------------------------------------------------------------------------
Short-Term Treasury                    $   203              0.02%                   0.3%
Short-Term Federal                         280              0.02                    0.4
Short-Term Corporate                     1,001              0.02                    1.4
Intermediate-Term Treasury                 322              0.02                    0.5
Intermediate-Term Corporate                203              0.02                    0.3
GNMA                                     1,890              0.02                    2.7
Long-Term Treasury                         245              0.02                    0.3
Long-Term Corporate                        714              0.02                    1.0
High-Yield Corporate                       924              0.02                    1.3
--------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. The funds' investment advisers may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by:

-------------------------------------------------------------------------------------------------
                                                                        EXPENSE REDUCTION
                                                                             (000)
                                                              -----------------------------------
                                                                 DIRECTED              CUSTODIAN
FUND                                                            BROKERAGE                FEES
-------------------------------------------------------------------------------------------------
Short-Term Federal                                                 --                     $10
Short-Term Corporate                                            $  32                      43
Intermediate-Term Treasury                                         --                       4
Intermediate-Term Corporate                                        --                      15
GNMA                                                               --                      98
Long-Term Corporate                                                56                       4
High-Yield Corporate                                              118                      60
-------------------------------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended January 31, 1999, represented the following percentages of average net assets:

             --------------------------------------------------------------------------
             FUND                          INVESTOR SHARES         INSTITUTIONAL SHARES
             --------------------------------------------------------------------------
             Short-Term Corporate               0.15%                      0.03%
             --------------------------------------------------------------------------

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the year ended January 31, 1999, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

          -----------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                     ------------------------------------
          FUND                                                         PURCHASES                 SALES
          -----------------------------------------------------------------------------------------------
          Short-Term Corporate                                        $3,183,359               $1,934,578
          Intermediate-Term Corporate                                    814,523                  550,617
          Long-Term Corporate                                            835,543                  941,472
          High-Yield Corporate                                         2,264,487                1,414,410
          -----------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

          -------------------------------------------------------------------------------------
                                                                          (000)
                                                     ------------------------------------------
          FUND                                             PURCHASES                 SALES
          -------------------------------------------------------------------------------------
          Short-Term Treasury                             $1,585,899               $1,402,567
          Short-Term Federal                               1,877,796                1,611,681
          Short-Term Corporate                               344,603                  519,705
          Intermediate-Term Treasury                       1,209,763                1,038,078
          Intermediate-Term Corporate                        225,238                  186,723
          GNMA                                             5,031,181                  694,557
          Long-Term Treasury                                 614,343                  261,015
          Long-Term Corporate                              1,022,255                  689,519
          High-Yield Corporate                               165,303                  129,669
          ------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following funds had realized losses through January 31, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H.)

             ------------------------------------------------------------------------
                                                                    DEFERRED LOSSES
             FUND                                                        (000)
             ------------------------------------------------------------------------
             Short-Term Corporate                                      $3,027
             Intermediate-Term Corporate                                  992
             Long-Term Treasury                                         3,471
             ------------------------------------------------------------------------


       The Short-Term Treasury, Long-Term Treasury, and High-Yield Corporate Funds used capital loss carryforwards of $4,362,000, $4,788,000, and $25,958,000, respectively, to offset taxable capital gains realized during the year ended January 31, 1999, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

       For federal income tax purposes, High-Yield Corporate Fund capital gains required to be distributed in December 1998 included net gains realized through October 31, 1998. Subsequently, the fund realized capital losses of $45,500,000 which are available to offset future net capital gains.

       For federal income tax purposes, at January 31, 1999, the funds had the following capital gains available for distribution, or capital losses available to offset future net capital gains:


          -------------------------------------------------------------------------------------------
                                                                        CAPITAL LOSS
                                                                    --------------------
                                                 CAPITAL GAINS
                                                 AVAILABLE FOR                        EXPIRATION
          FUND                                   DISTRIBUTION      AMOUNT           FISCAL YEAR(S)
                                                     (000)         (000)           ENDING JANUARY 31,
          -------------------------------------------------------------------------------------------
          Short-Term Treasury                     $  1,960           --                   --
          Short-Term Federal                          --          $19,495             2003-2004
          Short-Term Corporate                        --           17,122             2003-2004
          Intermediate-Term Treasury                  --            8,356             2003-2006
          Intermediate-Term Corporate                5,983           --                   --
          Long-Term Treasury                        15,774           --                   --
          Long-Term Corporate                       25,030           --                   --
          -------------------------------------------------------------------------------------------

H. At January 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:


          ----------------------------------------------------------------------------------------------
                                                                         (000)
                                              ----------------------------------------------------------
                                               APPRECIATED            DEPRECIATED        NET UNREALIZED
          FUND                                 SECURITIES             SECURITIES          APPRECIATION
          ----------------------------------------------------------------------------------------------
          Short-Term Treasury                   $  13,300            $    (1,006)           $  12,294
          Short-Term Federal                       19,559                 (1,152)              18,407
          Short-Term Corporate*                    63,783                (13,064)              50,719
          Intermediate-Term Treasury              101,142                 (1,499)              99,643
          Intermediate-Term Corporate*             32,184                 (6,894)              25,290
          GNMA                                    302,203                 (4,985)             297,218
          Long-Term Treasury*                     167,574                   (181)             167,393
          Long-Term Corporate                     310,100                 (4,611)             305,489
          High-Yield Corporate                    159,784               (119,732)              40,052
          ----------------------------------------------------------------------------------------------

          *See Note G.

      At January 31, 1999, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:


          ----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                     -----------------------------------
                                                NUMBER OF              AGGREGATE
                                                  LONG                SETTLEMENT           UNREALIZED
          BOND FUND/FUTURES CONTRACTS           CONTRACTS                VALUE            APPRECIATION
          ----------------------------------------------------------------------------------------------
          Intermediate-Term Treasury/
            U.S. Treasury Bond                     47                   $6,016                $21
          ----------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gains for tax purposes.

I. The market values of securities on loan to broker/dealers at January 31, 1999, and collateral received with respect to such loans, were:

          -------------------------------------------------------------------------------------------
                                                                         (000)
                                             --------------------------------------------------------
                                                                          COLLATERAL RECEIVED
                                                                -------------------------------------
                                              MARKET VALUE
                                                OF LOANED                              U.S. TREASURY
          FUND                                 SECURITIES                CASH            SECURITY
          -------------------------------------------------------------------------------------------
          Short-Term Treasury                   $  14,991               $15,263                   --
          Short-Term Federal                       14,991                15,263                   --
          Short-Term Corporate                      5,086                 5,181                   --
          Intermediate-Term
            Treasury                               25,968                26,450                   --
          Intermediate-Term
            Corporate                              16,739                17,073                   --
          Long-Term Treasury                      134,153                44,126              $92,309
          Long-Term Corporate                      52,212                53,063                   --
          High-Yield Corporate                     30,901                32,281                   --
          -------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Bond Funds


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard GNMA Fund (a separate fund of Vanguard Bond Funds, hereafter referred to as the "Fund") at January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

We have also audited the financial statements of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund at January 31, 1999, and have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of these funds is available from Vanguard Bond Funds.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 11, 1999

SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR VANGUARD BOND FUNDS

This information for the fiscal year ended January 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 1999, all of which are designated as 20% rate gain distributions, as follows:

             --------------------------------------------------------------------------------------
                                                                                TOTAL CAPITAL GAINS
                                                                                   DISTRIBUTION
             FUND                                                                     (000)
             --------------------------------------------------------------------------------------
             Short-Term Treasury                                                    $  2,496
             Intermediate-Term Corporate                                               4,440
             GNMA                                                                      8,049
             Long-Term Corporate                                                      85,326
             High-Yield Corporate                                                     17,026
             --------------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                         Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                       and forerunner of today's family
                          of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                               Wellington Fund,
                       The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                           The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
 1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q280-03/25/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

VANGUARD BOND FUNDS

[PHOTO]

FINANCIAL STATEMENTS
JANUARY 31, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 35 of that report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------
 CONTENTS
 Short-Term Treasury Fund                                 1
 Short-Term Federal Fund                                  4
 Short-Term Corporate Fund                                7
 Intermediate-Term Treasury Fund                         14
 Intermediate-Term Corporate Fund                        16
 Long-Term Treasury Fund                                 21
 Long-Term Corporate Fund                                22
 High-Yield Corporate Fund                               26
 Report of Independent Accountants                       32
------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.6%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERMENT SECURITIES (84.0%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007           $  11,386    $  11,070
U.S. Treasury Inflation-Indexed Note                                 3.625%    7/15/2002              22,528       22,493
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              23,000       23,201
U.S. Treasury Note                                                    5.50%    3/31/2000             180,000      181,683
U.S. Treasury Note                                                   5.875%   11/30/2001              47,900       49,461
U.S. Treasury Note                                                    6.00%    7/31/2002               4,000        4,170
U.S. Treasury Note                                                   6.125%   12/31/2001              51,700       53,761
U.S. Treasury Note                                                    6.25%    4/30/2001               4,000        4,136
U.S. Treasury Note                                                    6.25%   10/31/2001              37,000       38,508
U.S. Treasury Note                                                    6.25%    1/31/2002              43,000       44,900
U.S. Treasury Note                                                   6.375%    5/15/2000             110,000      112,304
U.S. Treasury Note                                                    6.50%    5/31/2001              13,200       13,734
U.S. Treasury Note                                                    6.50%    8/31/2001              47,600       49,720
U.S. Treasury Note                                                    6.50%    5/31/2002               7,000        7,392
U.S. Treasury Note                                                   6.625%    7/31/2001              95,000       99,408
U.S. Treasury Note                                                   6.625%    4/30/2002              16,600       17,568

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    7.50%   11/15/2001           $  38,700   $   41,447
U.S. Treasury Note                                                   7.875%    8/15/2001              20,500       22,064
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2001(1)(3)         8,500        8,613
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      6.475%    5/15/2000(1)            3,900        3,943
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                       6.82%    4/15/1999(1)(2)           714          717
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      8.038%    1/15/2000(1)            3,000        3,058
EximBank Guaranteed Export
   (U.S. Government Guaranteed)                                       5.73%    1/15/2003(1)(2)        35,200       35,539
Government Export Trust (U.S. Government Guaranteed)                  7.75%     1/1/2000(1)(2)         2,667        2,694
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005(1)            7,304        7,837
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003(1)           25,125       25,565
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                       5.10%    6/30/2007(1)           20,400       20,130
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                      5.696%     2/1/2005(1)            8,000        8,102
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                      5.735%    1/15/2002(1)            7,900        7,973
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                      5.926%    6/15/2005(1)           14,907       15,145
Private Export Funding Corp.
    (U.S. Government Guaranteed)                                      5.65%    3/15/2003(1)            4,785        4,834
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       5.73%    1/15/2004              58,385       59,661
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       8.40%    7/31/2001               5,000        5,387
                                                                                                                ---------
                                                                                                                1,006,218
                                                                                                                ---------
AGENCY BONDS & NOTES (14.6%)
Federal Farm Credit Bank                                              4.80%    11/6/2003               9,000        8,870
Federal Farm Credit Bank                                              5.70%    6/18/2003              53,000       54,141
Federal Home Loan Bank                                                4.86%    10/5/2001              30,000       29,929
Federal Home Loan Bank                                               4.875%    1/22/2002              13,000       12,972
Federal Home Loan Bank                                                5.37%    1/16/2003              16,000       16,134
Federal Home Loan Bank                                               5.575%     9/2/2003              30,000       30,534
Federal Home Loan Bank                                               5.675%    8/18/2003              21,800       22,273
                                                                                                                  -------
                                                                                                                  174,853
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,168,777)                                                                                            1,181,071
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999              16,619       16,619
Collateralized By U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        4.75%     2/1/1999              15,263       15,263
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $31,882)                                                                                                  31,882
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $1,200,659)                                                                                            1,212,953
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $ 21,073
Liabilities--Note I                                                                                              (36,531)
                                                                                                               ----------
                                                                                                                 (15,458)

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 115,477,610 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,197,495
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.37
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $38,950,000, representing 3.3% of net assets.

(3) Restricted security representing 0.7% of net assets at January 31, 1999.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31,1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,183,301       $10.24
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note G                                                                 1,900          .02
Unrealized Appreciation--Note H                                                                       12,294          .11
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,197,495       $10.37
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM FEDERAL FUND                                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (10.4%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007            $ 16,562     $ 16,101
U.S. Treasury Inflation-Indexed Note                                 3.625%    7/15/2002              32,768       32,717
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              32,000       32,280
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                       6.82%    4/15/1999(1)(3)           559          560
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      8.038%    1/15/2000(1)            3,000        3,059
Government Export Trust (U.S. Government Guaranteed)                  5.41%     3/1/1999(1)(3)           886          886
Government Export Trust (U.S. Government Guaranteed)                  6.61%    9/15/1999(1)            3,574        3,588
Government Export Trust (U.S. Government Guaranteed)                  7.50%    8/15/2000(1)            5,511        5,597
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                                       5.23%    5/15/2005(1)           14,936       14,927
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                      7.815%   11/15/2001(1)            3,750        3,895
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                       8.75%   11/15/2001(1)            5,625        5,920
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       6.31%    9/30/2004              10,000       10,525
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       7.03%   10/31/2003               5,000        5,373
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       9.45%   12/31/1999              33,580       34,947
                                                                                                                  -------
                                                                                                                  170,375
                                                                                                                  -------
AGENCY BONDS & NOTES (80.1%)
Federal Farm Credit Bank                                              6.10%    11/4/2004               5,000        5,238
Federal Home Loan Bank                                               4.675%   10/15/2002              22,000       21,661
Federal Home Loan Bank                                               4.739%    2/25/1999(2)           25,000       24,858
Federal Home Loan Bank                                               4.875%    1/22/2002              15,000       14,968
Federal Home Loan Bank                                                5.37%    1/16/2003              23,750       23,949
Federal Home Loan Bank                                                5.40%    1/15/2003              29,575       29,853
Federal Home Loan Bank                                                5.40%     2/2/2004              80,000       80,200
Federal Home Loan Bank                                                5.42%    1/22/2003              30,000       30,305
Federal Home Loan Bank                                                5.50%    1/21/2003              30,000       30,390
Federal Home Loan Bank                                               5.565%    3/17/2000              10,000       10,067
Federal Home Loan Bank                                                5.60%     9/2/2003               8,000        8,150
Federal Home Loan Bank                                               5.735%    7/22/2003               8,180        8,374
Federal Home Loan Bank                                                5.97%   12/12/2000              10,000       10,180
Federal Home Loan Mortgage Corp.                                      5.81%    3/25/2014(1)           20,000       20,000
Federal Home Loan Mortgage Corp.                                     5.875%    3/22/2000              15,000       15,152
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013(1)           45,000       45,260
Federal Home Loan Mortgage Corp.                                      6.35%    4/25/2013(1)           10,000       10,088
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013(1)           48,000       48,285
Federal Home Loan Mortgage Corp.                                      6.52%     1/2/2002              23,000       23,917
Federal Home Loan Mortgage Corp.                                      6.53%   11/25/2010(1)           16,733       16,783
Federal Home Loan Mortgage Corp.                                      6.59%    6/25/2012(1)           38,442       38,574
Federal Home Loan Mortgage Corp.                                      6.92%    1/25/2012(1)           17,829       17,890
Federal National Mortgage Assn.                                       5.10%    9/25/2000              18,000       18,043
Federal National Mortgage Assn.                                       5.72%     1/9/2001              10,000       10,140
Federal National Mortgage Assn.                                       5.72%    3/13/2001               9,000        9,137
Federal National Mortgage Assn.                                       5.83%   10/16/2000              15,000       15,214
Federal National Mortgage Assn.                                       5.86%    8/20/2003              71,835       72,800
Federal National Mortgage Assn.                                       5.89%    11/6/2002              76,300       78,510
Federal National Mortgage Assn.                                       5.90%   10/10/2002              67,000       68,930
Federal National Mortgage Assn.                                       5.94%    9/10/1999               6,000        6,040
Federal National Mortgage Assn.                                       5.96%    4/23/2003              86,000       87,063
Federal National Mortgage Assn.                                       5.97%    10/2/2000              11,000       11,178
Federal National Mortgage Assn.                                       5.98%   11/12/2002               9,800       10,115
Federal National Mortgage Assn.                                       6.00%    4/23/2003              30,000       30,399
Federal National Mortgage Assn.                                       6.01%    7/17/2003(1)           39,010       39,408

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                       6.06%     5/7/2003            $ 31,000     $ 31,467
Federal National Mortgage Assn.                                       6.10%    5/21/2003              20,000       20,327
Federal National Mortgage Assn.                                       6.17%    1/31/2004(1)           19,459       19,793
Federal National Mortgage Assn.                                       6.18%   12/10/2001              10,000       10,091
Federal National Mortgage Assn.                                       6.23%     3/1/2002              13,250       13,697
Federal National Mortgage Assn.                                       6.26%    7/22/2002              45,500       47,259
Federal National Mortgage Assn.                                      6.375%    1/16/2002              39,000       40,421
Federal National Mortgage Assn.                                       6.44%   11/15/2001              28,635       28,935
Federal National Mortgage Assn.                                       6.45%    2/14/2002              10,000       10,121
Federal National Mortgage Assn.                                       6.59%    4/17/2000              10,000       10,190
Federal National Mortgage Assn.                                       6.70%     5/6/2002              12,750       13,381
Federal National Mortgage Assn.                                       6.80%    1/10/2003              21,600       22,869
Federal National Mortgage Assn.                                       9.05%    4/10/2000               8,955        9,374
Federal National Mortgage Assn.                                      11.50%    11/1/1999              46,000       48,242
                                                                                                                ---------
                                                                                                                1,317,286
                                                                                                                ---------
MORTGAGE-BACKED SECURITIES (7.5%)
Federal Home Loan Mortgage Corp.                                      5.50%     5/1/1999(1)            1,258        1,258
Federal Home Loan Mortgage Corp.                                      5.50%    11/1/2000(1)            8,422        8,434
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001(1)           21,530       21,564
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2005(1)           12,716       12,811
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2005(1)           38,562       38,851
Federal Home Loan Mortgage Corp.                                      6.00%     3/1/1999(1)            1,874        1,874
Federal Home Loan Mortgage Corp.
   (Collateralized Mortgage Obligation)                               6.50%    3/15/2000(1)            6,716        6,716
Federal National Mortgage Assn.                                       6.00%    10/1/2005(1)           17,356       17,485
Federal National Mortgage Assn.                                       6.00%    11/1/2005(1)           14,690       14,799
                                                                                                                  -------
                                                                                                                  123,792
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,593,046)                                                                                            1,611,453
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.8%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999              96,775       96,775
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        4.75%     2/1/1999              15,263       15,263
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $112,038)                                                                                                112,038
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.8%)
   (COST $1,705,084)                                                                                            1,723,491
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.8%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               19,958
Accounts Payable for Investment Securities Purchased                                                             (80,000)
Other Liabilities--Note I                                                                                        (19,038)
                                                                                                                 --------
                                                                                                                 (79,080)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 160,264,187 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,644,411
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.26
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Adjustable Rate Security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $ 1,446,000, representing 0.1% of net assets.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT     PER
SHORT-TERM FEDERAL FUND                                                                                     (000)   SHARE
--------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $1,645,624  $10.27
Undistributed Net Investment Income                                                                            --      --
Accumulated Net Realized Losses--Note G                                                                   (19,620)   (.12)
Unrealized Appreciation--Note H                                                                            18,407     .11
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,644,411  $10.26
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                           COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (87.0%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (14.7%)
Advanta Mortgage Loan Trust                                           6.25%    2/25/2014(1)         $ 39,000     $ 39,078
American Express Credit Account Master Trust                          6.40%    4/15/2005(1)           49,500       51,439
CIT Home Equity Loan Trust                                            6.08%   12/15/2007(1)           25,000       25,117
CIT Home Equity Loan Trust                                            6.37%    3/15/2012(1)           21,000       21,087
California Infrastructure & Economic Development
   Bank SP Trust PG&E-1                                               6.15%    6/25/2002(1)           10,150       10,256
California Infrastructure & Economic Development
   Bank SP Trust PG&E-1                                               6.42%    9/25/2008(1)           10,000       10,584
California Infrastructure & Economic Development
   Bank SP Trust SCE-1                                                6.14%    3/25/2002(1)           14,600       14,722
California Infrastructure & Economic Development
   Bank SP Trust SCE-1                                                6.28%    9/25/2005(1)           20,000       20,758
Chase Manhattan Auto Trust                                            6.65%    9/15/2003(1)           17,576       18,049
Chase Manhattan Corp. Grantor Trust                                   6.00%    9/17/2001(1)            3,410        3,417
Chemical Master Credit Card Trust I                                   6.38%    6/15/2003(1)           10,000       10,182
Citibank Credit Card Master Trust                                     5.75%    1/15/2003(1)            9,400        9,455
Citibank Credit Card Master Trust                                     6.35%    8/15/2002(1)           28,000       28,487
Citibank Credit Card Master Trust                                     6.70%    2/15/2004(1)           13,000       13,477
ComEd Transitional Funding Trust                                      5.34%    3/25/2004(1)           35,000       35,033
ComEd Transitional Funding Trust                                      5.39%    6/25/2005(1)           50,000       50,047
Contimortgage Home Equity Loan Trust                                  6.68%    5/15/2012(1)           10,942       10,943
Countrywide ABS Certificate Series                                   6.675%    2/25/2012(1)            7,535        7,550
Credit Card Merchant Voucher Receivables Master Trust                 6.23%     8/1/2002(1)(3)        18,686       18,756
Dayton Hudson Credit Card Master Trust                                6.25%    8/25/2005(1)           15,000       15,554
Discover Card Master Trust I Series                                   5.75%   10/16/2003(1)           77,290       78,187
Discover Card Master Trust I Series                                   6.55%    2/18/2003(1)           15,700       16,019
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002(1)           35,000       35,712
Ford Credit Auto Owner Trust                                          6.15%    9/15/2002(1)           25,000       25,408
General Electric Capital Mortgage Services                            6.26%   12/25/2012(1)           14,700       14,769
Household Credit Card Master Trust                                    5.90%    5/15/2002(1)           20,000       20,173
Illinois Power Special Purpose                                        5.26%    6/25/2003(1)           10,000       10,019
MBNA Master Credit Card Trust                                         6.45%    2/15/2008(1)            5,000        5,284
MBNA Master Credit Card Trust                                         6.60%    1/15/2003(1)           10,000       10,221
Mellon Bank Home Equity Installment Loan Trust Series                 6.21%    8/25/2009(1)           11,500       11,546
NationsBank Credit Card Master Trust                                  6.45%    4/15/2003(1)           17,000       17,338
Neiman Marcus Credit Card Master Trust                                7.60%    6/15/2003(1)            5,000        5,150
PNC Mortgage Securities Corp.                                         6.49%   10/25/2026(1)           26,104       26,218
Premier Auto Trust                                                    6.55%     9/6/2003(1)            5,000        5,078
Providian Master Trust Series                                         6.25%    6/15/2007(1)           40,000       41,021
Providian Master Trust Series                                         6.45%    6/15/2007(1)           10,000       10,267
Residential Asset Securities Corp. Series                            6.285%    9/25/2020(1)           34,000       34,060
Standard Master Credit Card Trust                                     5.90%     2/7/2001(1)           25,000       25,000
Toyota Auto Lease Trust                                               6.20%    4/26/2004(1)           70,000       70,529
                                                                                                                  -------
                                                                                                                  875,990
                                                                                                                  -------
FINANCE (45.1%)
   AUTO (4.7%)
   Chrysler Financial Corp.                                           5.25%   10/22/2001              25,000       24,940
   Chrysler Financial Corp.                                           6.08%     4/6/2001              50,000       50,757
   Ford Motor Credit Co.                                             5.375%   10/15/2002              22,000       21,928
   Ford Motor Credit Co.                                             6.125%    4/28/2003              29,000       29,609
   Ford Motor Credit Co.                                              6.55%    9/10/2002              28,000       28,980
   Ford Motor Credit Co.                                              6.85%    8/15/2000               5,000        5,109
   General Motors Acceptance Corp.                                    6.21%    9/19/2000              35,000       35,429
   General Motors Acceptance Corp.                                    6.65%    5/24/2000              30,000       30,466
   General Motors Acceptance Corp.                                    7.25%    4/30/1999              21,100       21,198
   General Motors Acceptance Corp.                                    8.40%   10/15/1999               5,000        5,101
   Toyota Motor Credit Corp.                                          5.50%    9/17/2001              25,000       25,095

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                           COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   BANKS (10.9%)
   Bank South Inc.                                                   10.20%     6/1/1999            $ 12,500     $ 12,699
   Bankers Trust NY Corp.                                             9.50%    6/14/2000              11,930       12,482
   Capital One Bank                                                   6.40%     5/8/2003              15,000       14,917
   Capital One Bank                                                   6.58%    4/17/2001              15,000       15,057
   Capital One Bank                                                   6.60%    8/20/2001              10,200       10,249
   Chase Manhattan Corp.                                              8.00%    6/15/1999              19,450       19,637
   Chase Manhattan Corp.                                             10.00%    6/15/1999              20,840       21,184
   CoreStates Capital Corp.                                           5.75%    1/15/2001               6,000        6,036
   CoreStates Capital Corp.                                          6.186%    10/2/2000              35,000       35,400
   First Fidelity Bancorp                                            9.625%    8/15/1999              23,540       24,055
   First National Bank of Commerce                                    6.50%    1/14/2000              25,000       25,260
   First Union Corp.                                                  9.45%    6/15/1999               6,649        6,747
   Long Island Savings Bank                                           6.20%     4/2/2001              12,000       12,072
   Long Island Savings Bank                                           7.00%    6/13/2002              13,500       13,901
   MBNA America Bank                                                 5.502%     2/8/1999(2)           14,650       14,644
   Manufacturers Hanover Corp.                                        8.50%    2/15/1999               9,272        9,280
   Mellon Financial Co.                                               5.75%   11/15/2003               5,000        5,059
   Mellon Financial Co.                                               6.00%     3/1/2004               7,950        8,119
   Mercantile Bancorp                                                 6.80%    6/15/2001               6,312        6,463
   Meridian Bancorp                                                  6.625%    6/15/2000              26,550       26,949
   The Money Store Inc.                                               8.05%    4/15/2002              10,277       11,016
   National City Bank Cleveland                                       6.35%    3/15/2001              36,860       37,557
   National City Corp.                                                5.75%     2/1/2009              10,000        9,993
   NationsBank Corp                                                   5.80%    1/31/2001              14,675       14,805
   NationsBank Corp.                                                 6.375%    5/15/2005              30,000       31,143
   NationsBank Corp.                                                 8.125%    6/15/2002               9,898       10,682
   Norwest Corp.                                                     6.125%   10/15/2000               6,000        6,076
   Norwest Corp.                                                      7.75%     3/1/2002               5,000        5,327
   PNC Funding Corp.                                                 6.125%     9/1/2003               7,500        7,668
   PNC Funding Corp.                                                 9.875%     3/1/2001               5,565        6,038
   Provident Bank of Ohio                                            6.125%   12/15/2000              12,700       12,751
   Providian National Bank                                            6.70%    3/15/2003              32,380       32,368
   Security Pacific Corp.                                             9.75%    5/15/1999               5,000        5,061
   Security Pacific Corp.                                            11.00%     3/1/2001              20,907       23,204
   Southern National Corp.                                            7.05%    5/23/2003              24,469       25,619
   Summit Bancorp                                                    8.625%   12/10/2002              21,725       23,759
   U.S. Bancorp                                                      5.552%    2/15/1999(2)(3)        55,700       55,739
   US Bank NA Minnesota                                               5.25%     6/4/2003              20,000       19,787
   US Bank NA Minnesota                                               6.50%     2/1/2008               4,750        5,011
   Wells Fargo & Co.                                                 6.125%    11/1/2003               5,000        5,136

   CONSUMERS (2.0%)
   Aristar Inc.                                                      6.125%    12/1/2000              48,000       48,355
   CIT Group Holdings                                                 6.00%     5/8/2001              19,000       19,201
   Norwest Financial Corp.                                            7.95%    5/15/2002               4,200        4,506
   Sears Roebuck Acceptance Corp.                                     6.22%    11/8/2000              48,000       48,582

   DIVERSIFIED (5.5%)
   AT&T Capital Corp.                                                 6.70%    2/15/2001              50,000       50,072
   Associates Corp. of North America                                  8.37%   12/21/1999              19,000       19,492
   Associates Corp. of North America                                  8.40%   11/29/1999              10,000       10,238
   Associates Corp. of North America                                  5.75%    11/1/2003              38,000       38,526
   CIT Group Holdings                                                 6.25%   10/25/1999              31,000       31,168
   CIT Group Holdings                                                6.375%     8/1/2002               9,900       10,147
   Caterpillar Financial Services                                     6.10%    6/17/1999              16,000       16,050
   Comdisco Inc.                                                      5.75%    2/15/2001              15,000       14,960
   Comdisco Inc.                                                      6.34%    6/25/1999              25,000       25,078
   Finova Capital Corp                                               5.875%   10/15/2001              35,000       35,022
   Finova Capital Corp.                                               6.05%    9/15/1999              25,000       25,013
   General Electric Capital Corp.                                     5.72%     8/3/2000              20,000       20,161
   General Electric Capital Corp.                                     5.77%    8/27/2001              25,000       25,342
   General Electric Capital Corp.                                     5.84%     5/8/2000               5,000        5,042

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                           COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   INSURANCE (4.0%)
   Conseco Inc.                                                       6.40%    2/10/2003           $  30,000     $ 28,759
   Liberty Financial Co.                                              6.75%   11/15/2008              27,650       28,937
   Orion Capital Corp.                                               9.125%     9/1/2002              15,225       16,250
   Progressive Corp.                                                  7.30%     6/1/2006              12,290       13,106
   Progressive Corp.                                                 10.00%   12/15/2000               7,000        7,533
   Prudential Insurance Co. of America                               6.375%    7/23/2006(3)           30,000       30,834
   SunAmerica Inc.                                                    6.20%   10/31/1999              26,000       26,190
   SunAmerica Inc.                                                    6.58%    1/15/2002               5,000        5,179
   Travelers Property Casualty Corp.                                  6.25%    10/1/1999              50,000       50,287
   Travelers Property Casualty Corp.                                  6.75%     9/1/1999              30,000       30,234

   OTHER (18.0%)
   Associated Estates Realty Corp.                                    6.88%    12/9/2004               5,000        4,857
   Associated Estates Realty Corp.                                   8.375%    4/15/2000              15,680       15,892
   Bay Apartment Communities                                          6.50%    1/15/2005               8,300        8,222
   Bear, Stearns & Co., Inc.                                         7.625%    9/15/1999              10,000       10,120
   Bear, Stearns & Co., Inc.                                         7.625%    4/15/2000              26,900       27,500
   Bradley Operating LP                                               7.00%   11/15/2004               5,000        4,829
   Chelsea GCA Realty Partner                                         7.75%    1/26/2001              10,000        9,978
   Colonial Realty LP                                                 6.96%    7/26/2004              22,000       21,595
   Donaldson Lufkin & Jenrette Inc.                                   6.00%    12/1/2001              25,000       25,195
   Donaldson Lufkin & Jenrette, Inc.                                  6.70%    6/30/2000              15,000       15,208
   Equity Residential Properties Trust Operating LP                   7.95%    4/15/2002               7,000        7,316
   First Industrial                                                  7.375%    5/15/2004(3)           12,000       11,962
   Gables Realty LP                                                   6.80%    3/15/2005              10,000        9,711
   Goldman Sachs Group LP                                             6.20%   12/15/2000(3)           32,725       33,014
   Goldman Sachs Group LP                                            6.625%    12/1/2004(3)           20,000       20,562
   Goldman Sachs Group LP                                            6.875%    9/15/1999(3)           16,175       16,248
   Goldman Sachs Group LP                                             7.25%    10/1/2005(3)           19,400       20,649
   HRPT Properties Trust                                              6.70%    2/23/2005              25,000       23,699
   Highwoods Forsyth LP                                               7.19%    6/15/2004(3)           26,000       25,111
   JDN Realty Corp.                                                   6.80%     8/1/2004              10,500       10,118
   Lehman Brothers Holdings Inc.                                     5.308%    2/18/1999(2)           10,000        9,995
   Lehman Brothers Holdings Inc.                                      6.15%    3/15/2000              33,000       32,946
   Lehman Brothers Holdings Inc.                                      6.20%    1/15/2002              35,000       34,856
   Lehman Brothers Holdings Inc.                                      6.25%     4/1/2003              47,000       46,641
   Lehman Brothers Holdings Inc.                                     7.375%    5/15/2004               9,930       10,314
   Lehman Brothers Holdings Inc.                                     8.375%    2/15/1999               5,000        5,003
   Merrill Lynch & Co., Inc.                                          5.71%    1/15/2002              35,000       35,146
   Merrill Lynch & Co., Inc.                                          6.00%    7/15/2005              10,000       10,126
   Merrill Lynch & Co., Inc.                                          6.05%     3/6/2001              14,500       14,658
   Merrill Lynch & Co., Inc.                                          6.07%   10/15/2001              35,000       35,494
   Merrill Lynch & Co., Inc.                                          7.26%    3/25/2002              50,000       49,687
   Merrill Lynch & Co., Inc.                                          8.30%    11/1/2002              13,400       14,592
   Merry Land & Investment Co., Inc.                                  7.25%    10/1/2002               9,325        9,557
   Morgan Stanley, Dean Witter, Discover & Co.                       5.625%    1/20/2004              35,000       34,793
   Morgan Stanley, Dean Witter, Discover & Co.                        5.75%    2/15/2001              10,500       10,555
   Morgan Stanley, Dean Witter, Discover & Co.                       5.875%    2/28/2001              55,000       55,427
   Oasis Residential Inc.                                             6.75%   11/15/2001              21,050       20,901
   PaineWebber Group Inc.                                             6.32%    3/18/2003              25,000       25,055
   PaineWebber Group Inc.                                             6.45%    12/1/2003              20,900       21,101
   PaineWebber Group Inc.                                             7.16%    6/15/1999              25,000       25,120
   PaineWebber Group Inc.                                            7.625%   10/15/2008               5,000        5,396
   Post Apartment Homes LP                                           5.527%     3/3/1999(2)           30,000       29,613
   Post Apartment Homes LP                                            7.02%     4/2/2001              20,000       20,171
   Salomon Smith Barney Holdings Inc.                                 7.00%    5/15/2000              15,500       15,782
   Salomon Smith Barney Holdings Inc.                                 7.30%    5/15/2002              25,000       26,208
   Salomon Smith Barney Holdings Inc.                                 7.50%     5/1/2002              11,500       12,100
   Salomon Smith Barney Holdings Inc.                                 7.98%     3/1/2000              17,500       17,946
   Simon DeBartolo                                                    6.75%   11/15/2003(3)           23,000       22,663
   Simon DeBartolo                                                   6.875%   10/27/2005              10,000        9,797
   Summit Properties Inc.                                            6.625%   12/15/2003              16,000       15,428

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                           COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   Summit Properties Inc.                                             6.80%    8/15/2002            $ 20,000     $ 19,554
   Summit Properties Inc.                                             6.95%    8/15/2004              12,500       12,153
   Summit Properties Inc.                                             7.20%    8/15/2007               5,000        4,858
   Topaz Ltd.                                                         6.92%    3/10/2007(1)(3)        14,236       14,685
   Trinet Corp. Realty Trust                                          7.30%    5/15/2001               5,500        5,516
   United Dominion Realty Trust                                       7.02%   11/15/2005               8,000        7,631
   Wellsford Residential Property Trust                              9.375%     2/1/2002               5,175        5,507
                                                                                                                ---------
                                                                                                                2,680,587
                                                                                                                ---------
INDUSTRIAL (17.7%)
CBI Industries                                                        7.53%    8/26/1999              15,000       15,173
CSC Enterprises                                                       6.50%   11/15/2001(3)           27,500       27,953
CSC Enterprises                                                       6.80%    4/15/1999(3)           21,500       21,561
Continental Airlines Pass-Through Trust                              6.331%   10/15/2004(1)           15,000       14,906
Continental Airlines Pass-Through Trust                              6.465%    4/15/2006(1)           11,000       11,017
Continental Airlines Pass-Through Trust                              6.541%    9/15/2018(1)           15,000       14,800
Continental Airlines Pass-Through Trust                               6.80%     1/2/2008(1)           10,725       10,719
Cox Communications, Inc.                                             6.375%    6/15/2000              37,000       37,491
Dillard's Inc.                                                        5.79%   11/15/2001              25,000       25,004
Dillard's Inc.                                                       6.625%   11/15/2008              15,000       15,395
R.R. Donnelley & Sons Co.                                             7.96%    11/8/1999              15,000       15,277
Dresser Industries, Inc.                                              8.00%    4/15/2003              20,067       21,955
Electronic Data Systems Corp.                                         6.85%    5/15/2000(3)           18,000       18,336
Federal Express Corp.                                                9.875%     4/1/2002               8,195        9,081
Federal Express Corp.                                                10.00%    4/15/1999               6,255        6,308
Federated Department Stores, Inc.                                    8.125%   10/15/2002               5,000        5,392
Federated Department Stores, Inc.                                     8.50%    6/15/2003              10,000       10,968
Food Lion, Inc.                                                       8.41%    9/26/2001               5,000        5,317
Hertz Corp.                                                           6.50%     4/1/2000               5,000        5,048
International Business Machines Corp.                                 5.80%    5/15/2001              25,000       25,341
James River Corp.                                                     7.65%   12/26/2000              10,000       10,307
James River Corp.                                                    8.375%   11/15/2001              12,220       12,944
Knight-Ridder, Inc.                                                   8.50%     9/1/2001              12,771       13,424
Lafarge Corp.                                                        6.375%    7/15/2005              14,860       15,221
Lockheed Martin Corp.                                                 6.55%    5/15/1999              10,000       10,030
Lockheed Martin Corp.                                                 6.85%    5/15/2001              47,000       48,364
McDonald's Corp.                                                     8.375%   10/29/1999               8,550        8,753
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    7/15/2009(1)(3)        48,322       48,141
Mobil Corp. ESOP                                                      9.17%    2/29/2000(1)           24,968       25,619
Monsanto Co.                                                         5.375%    12/1/2001(3)           15,000       14,984
Norfolk Southern Corp.                                               6.875%     5/1/2001             100,000      102,949
Occidental Petroleum Corp.                                            6.75%    9/16/1999               6,000        6,022
Occidental Petroleum Corp.                                            8.50%    11/9/2001              10,000       10,499
PanAmSat Corp.                                                       6.125%    1/15/2005              30,000       29,317
Philip Morris Cos., Inc.                                              6.95%     6/1/2006              13,250       14,007
Philip Morris Cos., Inc.                                              7.00%    7/15/2005               5,000        5,288
Philip Morris Cos., Inc.                                              7.25%    1/15/2003               9,200        9,694
Philip Morris Cos., Inc.                                              8.25%   10/15/2003               7,500        8,291
Phillips Petroleum Co.                                                8.00%    4/12/1999               4,000        4,021
Praxair, Inc.                                                         6.70%    4/15/2001              50,000       50,700
Raytheon Co.                                                          6.45%    8/15/2002              20,250       20,821
Rockwell International Corp.                                         8.875%    9/15/1999              33,860       34,582
Safeway Inc.                                                          5.75%   11/15/2000              27,500       27,626
Safeway Inc.                                                          6.85%    9/15/2004               7,480        7,902
Sara Lee Corp.                                                        6.50%    5/16/2000              15,000       15,227
Sara Lee Corp.                                                        6.70%     9/9/1999              10,000       10,087
Sara Lee Corp.                                                        7.75%     2/3/2000              18,700       19,149
TCI Communications, Inc.                                             6.375%    9/15/1999              25,000       25,159
TCI Communications, Inc.                                              8.65%    9/15/2004              25,000       28,755
Telecommunications, Inc.                                              8.25%    1/15/2003              10,000       10,997
USA Waste Services                                                    6.50%   12/15/2002              22,000       22,509
Union Carbide Corp.                                                   7.00%     8/1/1999              12,315       12,364
Union Pacific Corp.                                                   7.00%    6/15/2000              10,000       10,153

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------

Union Pacific Railroad Co. (Equipment Trust Certificate)              6.99%   12/24/1999(1)         $  1,471      $ 1,487
Viacom Inc.                                                          5.875%    7/15/2000              10,900       10,922
Viacom Inc.                                                           6.75%    1/15/2003              10,000       10,320
Viacom Inc.                                                           7.75%     6/1/2005               8,080        8,848
WMX Technologies Inc.                                                 7.00%   10/15/2006              12,250       12,988
                                                                                                                ---------
                                                                                                                1,055,513
                                                                                                                ---------
UTILITIES (9.5%)
AEP Resources Inc.                                                    6.50%    12/1/2003(3)           50,000       50,896
Arizona Public Service                                                5.75%    9/15/2000               5,950        5,981
Baltimore Gas & Electric Co.                                          6.68%   10/11/2001              16,000       16,529
Boston Edison Co.                                                     6.05%    8/15/2000              25,500       25,769
Boston Edison Co.                                                     6.80%     2/1/2000              10,000       10,140
Boston Edison Co.                                                     6.80%    3/15/2003              14,000       14,605
Cinergy Global Resources                                              6.20%    11/3/2008(3)            5,000        4,993
Consolidated Edison                                                   6.50%     2/1/2001               5,000        5,110
Edison Mission Energy Funding Corp.                                   6.77%    9/15/2003(1)(3)        17,286       17,701
Florida Gas Transmission                                              8.14%    11/1/1999(3)           10,000       10,185
Florida Power & Light Corp.                                           5.50%     7/1/1999              20,600       20,635
Florida Power & Light Corp.                                           6.00%     6/1/2008              43,000       44,839
GTE Corp.                                                             6.36%    4/15/2006               7,950        8,352
GTE Corp.                                                             6.39%    9/11/2000              10,000       10,157
GTE Northwest Inc.                                                    5.55%   10/15/2008               7,000        7,036
GTE Northwest Inc.                                                   7.375%     5/1/2001              10,000       10,459
GTE Southwest Inc.                                                    5.82%    12/1/1999              18,650       18,752
Indiana Michigan Power Co.                                            6.40%     3/1/2000              20,000       20,265
Kansas City Power & Light Co.                                         6.50%   11/14/2001               5,000        5,156
Kern River Funding Corp.                                              6.42%    3/31/2001(1)(3)         9,940       10,020
MCI Communications Corp.                                              6.25%    3/23/1999              12,000       12,019
MCN Investment Corp.                                                  6.03%     2/1/2001               4,000        4,012
MCN Investment Corp.                                                  6.82%    5/13/1999              28,000       28,094
Nevada Power Co.                                                      7.06%     5/1/2000              12,000       12,211
NYNEX Corp. Capital Funding                                           8.10%    11/1/1999               5,070        5,171
NYNEX Corp. Capital Funding                                           8.11%    11/1/1999              15,000       15,299
NYNEX Credit Co.                                                      6.50%    9/15/2000(3)           30,000       30,452
PSE&G Capital Corp.                                                   6.74%   10/23/2001(3)           26,000       26,511
Progress Capital Holdings                                             5.47%   10/23/2000(3)           25,000       24,767
Progress Capital Holdings                                             6.88%     8/1/2001(3)           20,000       20,382
Texas Utilities Co.                                                   9.50%     8/1/1999               8,500        8,627
U S West Capital Funding, Inc.                                       6.125%    7/15/2002              32,000       32,846
U S West Capital Funding, Inc.                                        6.25%    7/15/2005              15,000       15,634
United Telecom                                                        9.75%     4/1/2000              10,550       11,050
                                                                                                                  -------
                                                                                                                  564,655
                                                                                                                  -------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $5,128,445)                                                                                            5,176,745
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (0.1%)
U.S. Treasury Note                                                    4.75%   11/15/2008               5,000        5,035
                                                                                                                    -----
AGENCY BONDS & NOTES (0.9%)
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013(1)           23,000       23,133
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013(1)           15,000       15,089
Federal Home Loan Mortgage Corp.                                      6.92%    1/25/2012(1)           15,000       15,052
Government Export Trust (U.S. Government Guaranteed)                  6.61%    9/15/1999(1)            1,375        1,380
                                                                                                                   ------
                                                                                                                   54,654
                                                                                                                   ------
MORTGAGE-BACKED SECURITIES (1.2%)
Federal Home Loan Mortgage Corp.                                      5.50%    10/1/2000(1)           13,539       13,559
Federal Home Loan Mortgage Corp.                                      6.00%    12/1/1999(1)            7,980        8,000
Federal Home Loan Mortgage Corp.                                      6.00%     1/1/2001(1)           11,616       11,687
Federal Home Loan Mortgage Corp.                                      6.50%    10/1/1999(1)            6,232        6,251
Federal Home Loan Mortgage Corp.                                      7.00%     3/1/2000(1)           11,770       11,848
Federal Home Loan Mortgage Corp.                                      7.00%     5/1/2000(1)            9,397        9,433

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                           COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                       6.00%     1/1/2001(1)            8,289        8,336
Federal National Mortgage Assn.                                       8.00%     6/1/1999(1)            2,087        2,094
                                                                                                                   ------
                                                                                                                   71,208
                                                                                                                   ------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $130,601)                                                                                                130,897
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(7.1%)
--------------------------------------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000(3)           25,000       24,842
Banco Santiago SA                                                     7.00%    7/18/2007              11,830        9,889
Bank of Nova Scotia                                                   9.00%    10/1/1999              12,394       12,676
CIBC Capital Funding, LP                                              6.25%   12/17/2002(3)           25,000       25,409
Canadian Imperial Bank of Commerce (NY Branch)                        6.20%     8/1/2000              70,525       71,421
Enersis SA                                                            6.60%    12/1/2026              11,235       10,485
Enersis SA                                                            6.90%    12/1/2006               8,000        7,316
KFW International Finance, Inc.                                      9.125%    5/15/2001               7,995        8,654
Korean Development Bank                                              7.125%    9/17/2001              57,820       56,583
Province of Manitoba                                                  8.75%    5/15/2001               7,000        7,511
National Westminster Bancorp Inc.                                     9.45%     5/1/2001               8,881        9,612
Noranda, Inc.                                                         8.00%     6/1/2003              20,000       20,881
Noranda, Inc.                                                        8.625%    7/15/2002              15,000       15,768
Oil Enterprises Ltd.                                                 6.239%    6/30/2008(1)(3)        40,201       40,229
Province of Ontario                                                  7.375%    1/27/2003              10,000       10,695
Province of Ontario                                                   7.75%     6/4/2002              13,500       14,498
PacifiCorp Australia LLC                                              6.15%    1/15/2008(3)           20,900       21,245
Placer Dome Inc.                                                      6.14%    1/29/2002              15,000       14,597
Province of Saskatchewan                                             6.625%    7/15/2003              11,100       11,706
Westpac Banking                                                      9.125%    8/15/2001              24,966       26,930
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $416,513)                                                                                                420,947
--------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.6%)
--------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of NY
   (COST $35,000)                                                     6.05%    2/15/2015              35,000       35,716
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999             114,199      114,199
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        4.75%     2/1/1999               5,181        5,181
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $119,380)                                                                                                119,380
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $5,829,939)                                                                                            5,883,685
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              109,789
Liabilities--Note I                                                                                              (43,552)
                                                                                                                 --------
                                                                                                                   66,237
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%) $5,949,922
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Adjustable Rate Security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $708,830,000, representing 11.9% of net assets.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
SHORT-TERM CORPORATE FUND                                                                                           (000)
-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                                $5,916,326
Undistributed Net Investment Income                                                                                    --
Accumulated Net Realized Losses--Note G                                                                           (20,150)
Unrealized Appreciation--Note H                                                                                    53,746
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $5,949,922
=========================================================================================================================

Investor Shares--Net Assets applicable to 509,007,421 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $5,529,179
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                         $10.86
=========================================================================================================================

Institutional Shares--Net Assets applicable to 38,732,824 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $420,743
-------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                  $10.86
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TREASURY FUND                                     COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (86.6%)
U.S. Treasury Bond                                                    7.50%   11/15/2016           $ 108,290     $135,191
U.S. Treasury Bond                                                  10.375%   11/15/2012(2)          269,900      372,065
U.S. Treasury Bond                                                  11.625%   11/15/2004              18,300       24,601
U.S. Treasury Note                                                    6.50%   10/15/2006              60,600       67,239
U.S. Treasury Note                                                    6.75%    5/31/1999              31,700       31,914
U.S. Treasury Note                                                   6.875%    5/15/2006              40,450       45,703
U.S. Treasury Note                                                    7.00%    7/15/2006              18,600       21,171
U.S. Treasury Note                                                    7.50%    2/15/2005             246,300      282,280
U.S. Treasury Note                                                   7.875%   11/15/2004             216,000      250,452
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006(1)           24,389       27,282
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005(1)           13,021       13,326
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                                       7.46%   12/15/2005(1)           23,435       25,145
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009(1)           27,463       29,070
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006(1)            7,174        7,790
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.02%     9/1/2004(1)           10,625       11,135
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006(1)            3,837        4,104
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007(1)            6,000        6,636
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                       5.94%    6/20/2006(1)           15,789       16,183
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                       6.08%    8/15/2004(1)           19,997       20,337
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                      6.726%    9/15/2010(1)           17,000       18,224
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                       6.75%   12/15/2008(1)           11,083       11,774
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       5.25%    5/15/2005              64,100       63,878
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       5.73%    1/15/2004              39,000       39,852
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       5.87%    7/31/2008              73,300       75,553
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       6.49%    7/15/2007               8,500        9,123
Private Export Funding Corp.
   (U.S. Government Guaranteed)                                       7.11%    4/15/2007              13,100       14,569
                                                                                                                ---------
                                                                                                                1,624,597
                                                                                                                ---------
AGENCY BONDS & NOTES (9.4%)
Federal Home Loan Bank                                               4.925%   10/14/2008              31,800       30,764
Federal Home Loan Bank                                               5.315%   12/23/2008              49,500       49,256
Federal Home Loan Bank                                                5.80%     9/2/2008               3,000        3,112
Federal Home Loan Bank                                               5.945%    7/28/2008              48,500       50,593
Federal National Mortgage Assn.                                       6.50%    7/16/2007               8,800        9,513
Federal National Mortgage Assn.                                       6.57%    8/22/2007              30,000       32,595
                                                                                                                  -------
                                                                                                                  175,833
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,700,787)                                                                                            1,800,430
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999            $ 53,337     $ 53,337
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        4.75%     2/1/1999              26,450       26,450
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $79,787)                                                                                                  79,787
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $1,780,574)                                                                                            1,880,217
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               34,145
Liabilities--Note I                                                                                              (38,458)
                                                                                                               ----------
                                                                                                                  (4,313)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 168,148,561 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,875,904
=========================================================================================================================
NET ASSET VALUE PER SHARE $11.16
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $2,757,000 have been segregated as initial margin for open futures contracts.



--------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,784,625       $10.61
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                               (8,385)        (.05)
Unrealized Appreciation--Note H
   Investment Securities                                                                              99,643          .60
   Futures Contracts                                                                                      21           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,875,904       $11.16
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                    COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (82.7%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.0%)
California Infrastructure & Economic Development
   Bank SP Trust SCE                                                  6.38%    9/25/2008(1)         $ 15,000      $15,815
California Infrastructure & Economic Development
   Bank SP Trust SDG&E                                                6.31%    9/25/2008(1)            4,409        4,632
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                                 6.32%    9/25/2005(1)            1,650        1,716
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                                 6.42%    9/25/2008(1)            1,800        1,905
Citibank Credit Card Master Trust                                     6.70%    2/15/2004(1)            5,000        5,183
ComEd Transitional Funding Trust                                      5.63%    6/25/2009(1)           15,000       15,077
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002(1)            4,000        4,081
Illinois Power Special Purpose                                        5.54%    6/25/2009(1)            7,000        7,049
MBNA Master Credit Card Trust                                         6.45%    2/15/2008(1)            5,000        5,284
Providian Master Trust Series                                         6.25%    6/15/2007(1)           10,000       10,255
Standard Credit Master Trust                                          7.25%     4/7/2008(1)            3,200        3,501
                                                                                                                   ------
                                                                                                                   74,498
                                                                                                                   ------
FINANCE (41.0%)
   AUTOMOBILE (1.2%)
   Ford Motor Credit Co.                                              5.80%    1/12/2009              10,000       10,068
   Ford Motor Credit Co.                                             6.125%    4/28/2003               5,000        5,105

   BANKS (16.1%)
   BB&T Corp.                                                         7.25%    6/15/2007               5,000        5,386
   The Bank of New York Co., Inc.                                    6.625%    6/15/2003               6,000        6,240
   Bank of New York                                                   8.50%   12/15/2004              10,000       11,382
   BankAmerica Corp.                                                 7.125%     3/1/2009              20,000       21,905
   BankAmerica Corp.                                                  7.20%    4/15/2006              10,000       10,817
   Citicorp                                                           6.75%    8/15/2005               5,000        5,260
   Citicorp                                                           7.00%     7/1/2007              10,000       10,694
   CoreStates Capital Corp.                                           6.75%   11/15/2006              10,000       10,659
   First Bank N.A.                                                    6.00%   10/15/2003               4,200        4,261
   First Bank System, Inc.                                           6.875%    9/15/2007              10,000       10,749
   Mellon Financial Co.                                              6.375%    2/15/2010               5,000        5,228
   Mellon Bank Corp.                                                  7.00%    3/15/2006               7,500        8,068
   Mellon Bank Corp.                                                 7.625%    9/15/2007               5,000        5,652
   Meridian Bancorp, Inc.                                            6.625%    3/15/2003               3,000        3,110
   National City Bank-Cleveland                                       6.10%     4/3/2003              10,000       10,217
   National City Corp.                                                5.75%     2/1/2009              10,000        9,993
   National City Corp.                                               6.625%     3/1/2004               6,700        7,026
   PNC Funding Corp.                                                 9.875%     3/1/2001               5,000        5,425
   PNC Bank N.A.                                                     7.875%    4/15/2005               5,000        5,562
   Southern National Corp.                                            7.05%    5/23/2003              13,000       13,611
   Summit Bancorp                                                    8.625%   12/10/2002               5,775        6,316
   Summit Bank                                                        6.75%    6/15/2003               5,510        5,703
   US Bank NA Minnesota                                               5.25%     6/4/2003               5,000        4,947
   Wells Fargo & Co.                                                  6.25%    4/15/2008              10,000       10,396

   CONSUMERS (2.3%)
   Household Finance Corp                                            5.875%     2/1/2009               7,000        6,960
   Norwest Financial, Inc.                                            7.20%     5/1/2007               5,000        5,467
   Norwest Financial, Inc.                                            7.50%    4/15/2005               5,000        5,493
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001               5,000        5,120
   Sears Roebuck Acceptance Corp.                                     6.80%    10/9/2002               5,000        5,193

   DIVERSIFIED (1.1%)
   Associates Corp. of North America                                  6.25%    11/1/2008               5,000        5,181
   Associates Corp. of North America                                  7.54%    4/14/2004               3,000        3,274
   Finova Capital Corp.                                               6.75%   11/15/2004               5,000        5,170

                                      16

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   INSURANCE (7.1%)
   Conseco Inc.                                                       6.40%    2/10/2003           $  10,000     $  9,586
   Harleysville Group                                                 6.75%   11/15/2003               7,500        7,742
   Horace Mann Educators Corp.                                       6.625%    1/15/2006               8,250        8,316
   Liberty Financial Co.                                              6.75%   11/15/2008              17,000       17,791
   NAC Re Corp.                                                       7.15%   11/15/2005               6,500        6,852
   Orion Capital Corp.                                               9.125%     9/1/2002              10,000       10,673
   Prudential Insurance Co. of America                               6.375%    7/23/2006(2)           10,000       10,278
   RGA Reinsurance Group of America Inc.                              7.25%     4/1/2006(2)           10,000       10,766
   Reliastar Financial Corp.                                          6.50%   11/15/2008               5,000        5,142

   OTHER (13.2%)
   Associated Estates Realty Corp.                                    6.88%    12/9/2004               2,000        1,943
   BRE Properties, Inc.                                               7.20%    6/15/2007               2,000        2,005
   Bear, Stearns & Co., Inc.                                          7.00%     3/1/2007               5,000        5,216
   Bradley Operating LP                                               7.20%    1/15/2008               4,000        3,833
   Camden Property Trust                                             7.172%    6/21/2004               3,000        2,935
   Colonial Realty LP                                                 6.96%    7/26/2004               3,000        2,945
   Commercial Net Lease Realty Inc.                                  7.125%    3/15/2008               5,000        4,717
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     4/1/2008               5,000        5,065
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     6/1/2008              10,000       10,132
   Evans Withycombe Residential, Inc.                                 7.50%    4/15/2004               3,000        3,052
   First Industrial LP                                                7.60%    5/15/2007               3,000        3,007
   Gables Realty LP                                                   6.80%    3/15/2005               5,000        4,855
   Goldman Sachs Group                                                7.20%     3/1/2007(2)            5,000        5,311
   Goldman Sachs Group                                                7.80%    7/15/2002(2)            5,000        5,298
   Highwoods Forsyth LP                                               7.19%    6/15/2004(2)            5,000        4,829
   Irvine Apartment Communities Inc.                                  7.00%    10/1/2007               3,000        2,787
   JDN Realty Corp.                                                   6.80%     8/1/2004               3,500        3,373
   Lehman Brothers Holdings                                          6.625%     2/5/2006               5,000        4,981
   Merrill Lynch & Co., Inc.                                          5.75%    11/4/2002               5,000        5,020
   Merrill Lynch & Co., Inc.                                         6.375%   10/15/2008               5,000        5,185
   Merry Land & Investment Co., Inc.                                 6.875%    11/1/2004               2,000        2,022
   Merry Land & Investment Co., Inc.                                  6.90%     8/1/2007               5,000        5,045
   Morgan Stanley, Dean Witter, Discover & Co.                        8.10%    6/24/2002               5,500        5,917
   New Plan Realty Trust                                              7.35%    6/15/2007               3,000        3,045
   Oasis Residential Inc.                                             6.75%   11/15/2001               2,500        2,482
   Paine Webber Group Inc.                                           7.625%   10/15/2008              10,000       10,792
   Realty Income Corp.                                                7.75%     5/6/2007               3,000        2,883
   Salomon Inc.                                                       6.74%   12/15/2003               5,000        5,194
   Salomon Inc.                                                       6.75%    2/15/2003               5,000        5,166
   Salomon Smith Barney Holdings Inc.                                6.875%    6/15/2005               5,000        5,238
   Security Capital Group                                             7.15%    6/15/2007               2,000        1,926
   Security Capital Pacific Trust                                    7.375%   10/15/2006               3,000        3,020
   Shurgard Storage Centers, Inc.                                     7.50%    4/25/2004               3,000        2,962
   Simon DeBartolo                                                    6.75%   11/15/2003(2)            3,000        2,956
   Simon DeBartolo                                                   6.875%   11/15/2006               3,000        2,923
   SUSA Partnership LP                                                7.00%    12/1/2007               4,000        3,882
   Topaz Ltd.                                                         6.92%    3/10/2007(1)(2)        10,410       10,738
                                                                                                                  -------
                                                                                                                  505,464
                                                                                                                  -------
INDUSTRIAL (22.6%)
Allied Signal Inc.                                                    6.20%     2/1/2008              13,300       13,660
Anheuser-Busch Cos., Inc.                                             6.75%     6/1/2005               2,000        2,149
Anheuser-Busch Cos., Inc.                                             7.10%    6/15/2007              10,000       11,019
Burlington Northern Railroad Co. Equipment Trust                      7.33%    6/23/2010(1)            4,479        4,858
Cardinal Health, Inc.                                                 6.00%    1/15/2006               8,845        8,879
Cardinal Health, Inc.                                                 6.50%    2/15/2004               3,500        3,627
Continental Airlines Pass-Through Trust                               6.41%    4/15/2007               3,500        3,541
Continental Airlines Pass-Through Trust                              6.748%   10/15/2008(1)           10,000       10,066
Cox Communications, Inc.                                              6.50%    9/15/2018(1)            2,000        2,071
Cox Communications, Inc.                                              6.69%    9/20/2004               8,430        8,830

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                    COUPON          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Delta Airlines, Inc. Pass-Through Trust                              7.541%   10/11/2011(1)          $ 4,429      $ 4,679
Delta Airlines, Inc. Pass-Through Trust                               8.54%     1/2/2007(1)            2,636        2,900
Dial Corp.                                                            6.50%    9/15/2008              10,000       10,244
Dillard's Inc.                                                       6.625%   11/15/2008               5,000        5,132
Dillard's Inc.                                                        6.69%     8/1/2007               5,000        5,140
Eastman Chemical Co.                                                 6.375%    1/15/2004               1,500        1,507
Electronic Data Systems Corp.                                         6.85%    5/15/2000(2)            5,000        5,093
Federated Department Stores, Inc.                                     8.50%    6/15/2003               5,000        5,484
First Data Corp.                                                     6.375%   12/15/2007              12,000       12,507
IBP, Inc.                                                            6.125%     2/1/2006               4,000        3,867
Kroger Co.                                                            8.15%    7/15/2006               5,000        5,662
Lafarge Corp Senior Notes                                            6.375%    7/15/2005               4,750        4,866
Levi Strauss & Co.                                                    6.80%    11/1/2003(2)            4,000        4,014
Lexmark International, Inc.                                           6.75%    5/15/2008               5,000        5,100
Lockheed Martin Corp.                                                 7.25%    5/15/2006               6,000        6,494
Lucent Technologies Inc.                                              7.25%    7/15/2006              10,000       11,139
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    7/15/2009(1)(2)         9,664        9,628
Norfolk & Southern Corp.                                              7.40%    9/15/2006               8,000        8,875
Northwest Airlines Corp. Pass-Through Trust                           8.07%     1/2/2015(1)           11,108       12,045
PanAmSat Corp.                                                       6.375%    1/15/2008               5,000        4,905
Philip Morris                                                         7.20%     2/1/2007               5,000        5,406
Praxair, Inc.                                                         6.70%    4/15/2001               5,000        5,070
Raytheon Co.                                                          6.00%   12/15/2010(2)            5,000        5,059
Smith International Inc.                                              7.00%    9/15/2007               7,500        7,840
TCI Communications, Inc.                                             6.875%    2/15/2006               7,000        7,508
TCI Communications, Inc.                                              7.25%     8/1/2005               7,000        7,644
Tektronix                                                             7.50%     8/1/2003               2,000        2,088
Tektronix                                                            7.625%    8/15/2002               5,310        5,516
Time Warner Inc.                                                      7.48%    1/15/2008               4,250        4,743
Tyco International Group                                             6.125%    1/15/2009               5,000        5,099
Union Pacific Railroad Co. Equipment Trust                            6.12%     2/1/2004               2,000        1,988
The Upjohn Co. Employee Stock Ownership Trust                         9.79%     2/1/2004(1)            6,276        7,143
Viacom Inc.                                                           7.75%     6/1/2005               5,000        5,475
WMX Technologies Inc.                                                 7.00%   10/15/2006               7,500        7,952
Western Atlas, Inc.                                                  7.875%    6/15/2004               2,000        2,187
                                                                                                                  -------
                                                                                                                  278,699
                                                                                                                  -------
UTILITIES (13.1%)
AEP Resources Inc.                                                    6.50%    12/1/2003(2)           10,000       10,179
Baltimore Gas & Electric Co.                                          6.25%    12/8/2005               5,000        5,223
Baltimore Gas & Electric Co.                                          6.70%    12/1/2006               9,000        9,703
Cinergy Global Resources                                              6.20%    11/3/2008(2)           10,000        9,985
Consolidated Edison Inc.                                              6.25%     2/1/2008               7,750        8,181
Florida Power & Light                                                 6.00%     6/1/2008               7,000        7,299
GTE Corp.                                                             6.36%    4/15/2006               5,000        5,253
GTE Northwest Inc.                                                    5.55%   10/15/2008              15,000       15,078
GTE South Inc.                                                       6.125%    6/15/2007               7,000        7,309
Kansas City Power & Light Co.                                         6.50%   11/14/2001               5,000        5,156
LG&E Capital Corp.                                                    6.46%    1/15/2008(2)            5,000        5,172
Midamerican Energy Holdings Co.                                      6.375%    6/15/2006               5,000        5,107
National Rural Utilities                                              5.75%    12/1/2008               5,000        5,060
Nipsco Capital Markets                                                7.39%     4/1/2004               6,000        6,353
Progress Capital Holdings                                             7.45%     9/1/2003(2)           10,000       10,516
Southwestern Bell Telephone                                           6.59%    9/29/2008               5,650        6,160
Southwestern Bell Telephone                                          6.625%    7/15/2007               5,000        5,418
Texas-New Mexico Power Co.                                            6.25%    1/15/2009              12,000       12,196
U S WEST Capital Funding, Inc.                                       6.375%    7/15/2008              14,350       15,255
Worldcom Inc.                                                         7.75%     4/1/2007               6,500        7,351
                                                                                                                  -------
                                                                                                                  161,954
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $992,540)                                                                                              1,020,615
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.9%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.1%)
U.S. Treasury Note                                                    4.75%   11/15/2008            $ 23,100     $ 23,262
U.S. Treasury Note                                                    5.50%    2/15/2008               2,500        2,646
AGENCY BONDS & NOTES (1.8%)
Federal Home Loan Bank                                                5.29%   12/15/2008               3,000        2,984
Federal National Mortgage Assn.                                       6.54%    9/10/2007              18,000       19,527
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $48,200)                                                                                                  48,419
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(10.2%)
-------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (Chicago Branch)                                    6.625%   10/31/2001               7,705        7,873
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000(2)            5,000        4,968
Banco Santiago SA                                                     7.00%    7/18/2007               5,000        4,180
Bayer Corp.                                                           6.50%    10/1/2002(2)            6,000        6,227
Embotelladora Andina SA                                               7.00%    10/1/2007               5,000        4,501
Enersis SA                                                            6.90%    12/1/2006              10,000        9,146
Korean Development Bank                                              7.125%    9/17/2001               9,830        9,620
Oil Enterprises Ltd.                                                 6.239%    6/30/2008(1)(2)         7,657        7,663
Province of Ontario                                                   5.50%    10/1/2008              15,000       15,134
PacifiCorp Australia LLC                                              6.15%    1/15/2008(2)(3)        14,000       14,231
Petro Geo-Services                                                   6.625%    3/30/2008               5,000        4,905
Petrozuata Finance Inc. Series A                                      7.63%    2/22/2007(2)           10,000        7,884
Placer Dome, Inc.                                                    7.125%    5/15/2003               5,000        5,012
Swiss Bank Corp. (NY Branch)                                          6.75%    7/15/2005               5,000        5,278
TransCanada Pipelines                                                 6.49%    1/21/2009               6,000        6,214
TransCanada Pipelines                                                9.125%    4/20/2006               6,000        7,100
Union Bank of Switzerland (NY Branch)                                 7.25%    7/15/2006               5,000        5,462
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $127,410)                                                                                                125,398
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.8%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999              42,491       42,491
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                  4.72%-4.75%     2/1/1999              17,073       17,073
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $59,564)                                                                                                  59,564
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
   (COST $1,227,714)                                                                                            1,253,996
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            $ 44,730
Payables for Investment Securities Purchased                                                                     (43,643)
Other Liabilities--Note I                                                                                        (20,991)
                                                                                                                 --------
                                                                                                                 (19,904)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 122,526,013 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,234,092
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.07
=========================================================================================================================

*See Note A in Notes to Financial Statements.


(1) The average maturity is shorter than the final maturity shown due to scheduled interim principle payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $150,795,000, representing 12.2% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.


-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,202,820      $  9.82
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note G                                                                 4,990          .04
Unrealized Appreciation--Note H                                                                       26,282          .21
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,234,092       $10.07
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM TREASURY FUND                                             COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.5%)
U.S. Treasury Bond                                                    6.00%    2/15/2026             $ 6,350     $  6,976
U.S. Treasury Bond                                                   6.375%    8/15/2027              13,950       16,134
U.S. Treasury Bond                                                    6.50%   11/15/2026              79,575       93,115
U.S. Treasury Bond                                                   6.625%    2/15/2027              66,050       78,610
U.S. Treasury Bond                                                    6.75%    8/15/2026             106,900      128,795
U.S. Treasury Bond                                                   6.875%    8/15/2025               6,850        8,349
U.S. Treasury Bond                                                   7.125%    2/15/2023              33,800       41,858
U.S. Treasury Bond                                                    7.50%   11/15/2016              30,000       37,453
U.S. Treasury Bond                                                   7.875%    2/15/2021             176,452      233,345
U.S. Treasury Bond                                                   8.125%    8/15/2019              97,215      130,480
U.S. Treasury Bond                                                   8.875%    8/15/2017             194,800      275,609
U.S. Treasury Bond                                                   8.875%    2/15/2019             132,660      189,766
                                                                                                                ---------
                                                                                                                1,240,490
                                                                                                                ---------
AGENCY BONDS & NOTES (11.5%)
Federal Home Loan Bank                                                5.29%   12/15/2008              30,000       29,841
Federal Home Loan Bank                                                5.80%     9/2/2008             115,300      119,592
Federal Home Loan Bank                                               5.865%     9/2/2008               5,050        5,239
Federal Home Loan Bank                                               6.045%    5/13/2008              11,300       11,860
                                                                                                                  -------
                                                                                                                  166,532
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,236,158)                                                                                            1,407,022
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.3%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999              18,366       18,366
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        4.75%     2/1/1999              44,126       44,126
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $62,492)                                                                                                  62,492
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $1,298,650)                                                                                            1,469,514
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               38,463
Security Lending Collateral Payable to Brokers--Note I                                                            (44,126)
Other Liabilities                                                                                                 (13,592)
                                                                                                                  --------
                                                                                                                  (19,255)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 126,993,494 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,450,259
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $11.42
=========================================================================================================================

*See Note A in Notes to Financial Statements.



-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,267,091      $  9.98
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note G                                                                12,304          .10
Unrealized Appreciation--Note H                                                                      170,864         1.34
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,450,259       $11.42
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                  COUPON                     DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (77.9%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (22.1%)
Allstate Corp.                                              6.75%               5/15/2018           $ 20,000     $ 20,858
Allstate Corp.                                              7.50%               6/15/2013             10,000       11,093
Ambac, Inc.                                                 7.50%                5/1/2023             20,000       22,083
American Re Corp.                                           7.45%              12/15/2026             18,267       20,797
Associates Corp. of North America                           6.25%               11/1/2008             15,000       15,542
Banc One Corp.                                              7.75%               7/15/2025             25,000       29,064
BankAmerica Corp.                                           8.50%               1/15/2007             15,000       17,044
BankBoston Corp.                                           6.625%               12/1/2005             30,000       30,480
CIGNA Corp.                                                7.875%               5/15/2027             25,000       27,910
Cincinnati Financial Corp.                                  6.90%               5/15/2028             20,000       20,561
Citicorp                                                   7.125%                9/1/2005             15,000       16,091
Citigroup, Inc.                                            6.625%               1/15/2028             25,000       24,984
Equitable Companies Inc.                                    7.00%                4/1/2028             25,000       26,624
Exxon Capital Corp.                                         6.00%                7/1/2005             10,000       10,341
Farmers Exchange Capital                                    7.05%               7/15/2028(2)          30,000       30,561
Fifth Third Bancorp                                         6.75%               7/15/2005             20,000       21,105
First Chicago Corp.                                        6.375%               1/30/2009             15,000       15,637
First Union Corp.                                           6.00%              10/30/2008             10,000       10,214
Fleet Financial Group                                      6.875%               1/15/2028             25,000       26,454
General Electric Capital Corp.                             8.125%               5/15/2012             42,000       51,132
General Electric Capital Services                           7.50%               8/21/2035             10,960       13,233
General Electric Global Insurance Holdings Corp.            7.00%               2/15/2026             50,000       55,710
General Re Corp.                                            9.00%               9/12/2009             15,000       18,818
John Hancock Mutual Life Insurance Co.                     7.375%               2/15/2024(2)          50,000       55,843
Liberty Mutual Insurance Co.                                8.50%               5/15/2025(2)          35,000       41,602
Lumbermens Mutual Casualty Co.                              9.15%                7/1/2026(2)          18,900       22,681
MBIA Inc.                                                   7.00%              12/15/2025              7,550        7,996
Massachusetts Mutual Life                                   7.50%                3/1/2024(2)           8,710        9,665
Massachusetts Mutual Life                                  7.625%              11/15/2023(2)          14,500       16,301
Metropolitan Life Insurance Co.                             7.80%               11/1/2025(2)          32,345       36,829
National City Bank Pennsylvania                             7.25%              10/21/2011             10,000       11,186
National City Corp.                                         7.20%               5/15/2005             10,000       10,703
NationsBank Corp.                                           7.75%               8/15/2004             15,000       16,498
NationsBank Corp.                                           7.75%               8/15/2015             10,000       11,332
Republic New York Corp.                                     9.70%                2/1/2009             10,000       12,743
SunTrust Banks                                              6.00%               2/15/2026             20,000       20,400
Transamerica Corp.                                         9.375%                3/1/2008             10,000       12,055
Transamerica Financial Corp.                               6.125%               11/1/2001             15,000       15,091
Travelers Property Casualty Corp.                           7.75%               4/15/2026             25,000       28,679
UNUM Corp.                                                  6.75%              12/15/2028             25,000       25,552
Wachovia Corp.                                             6.605%               10/1/2025             30,000       32,076
Wachovia Corp.                                              6.80%                6/1/2005             10,000       10,651
                                                                                                                  -------
                                                                                                                  934,219
                                                                                                                  -------
INDUSTRIAL (44.2%)
   AEROSPACE & DEFENSE (1.6%)
   Lockheed Martin Corp.                                    7.65%                5/1/2016             35,000       39,605
   Raytheon Co.                                             7.20%               8/15/2027             25,000       27,678

   AUTOMOTIVE (4.3%)
   Chrysler Corp.                                           7.45%                3/1/2027             25,000       29,207
   Eaton Corp.                                              6.50%                6/1/2025             10,000       10,557
   Eaton Corp.                                             7.625%                4/1/2024             15,000       17,117
   Ford Motor Co.                                           8.90%               1/15/2032             40,000       53,249
   General Motors Corp.                                     7.40%                9/1/2025             30,000       33,976
   General Motors Corp.                                     7.70%               4/15/2016             10,000       11,607
   General Motors Corp.                                     9.40%               7/15/2021             20,000       27,215

   BASIC INDUSTRIES (3.9%)
   Caterpillar Inc.                                        6.625%               7/15/2028             25,000       25,979
   Hubbell Inc.                                            6.625%               10/1/2005             10,000       10,557

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                          COUPON                     DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Minnesota Mining & Manufacturing Corp.                  6.375%               2/15/2028           $ 35,000     $ 36,796
   Morton International, Inc.                               9.25%                6/1/2020             10,000       13,493
   PPG Industries, Inc.                                    6.875%               2/15/2012             10,200       11,135
   PPG Industries, Inc.                                     9.00%                5/1/2021              9,750       12,833
   Parker-Hannifin Corp.                                    7.30%               5/15/2011             20,000       22,126
   Worthington Industries, Inc.                             6.70%               12/1/2009              9,040        9,349
   Worthington Industries, Inc.                            7.125%               5/15/2006             20,000       21,256

   BUILDING MATERIALS (0.6%)
   Georgia-Pacific Group                                    7.25%                6/1/2028             25,000       25,520

   CABLE (0.6%)
   Comcast Cable Communications                             6.20%              11/15/2008             25,000       25,870

   CHEMICALS (3.9%)
   Air Products & Chemicals, Inc.                          7.375%                5/1/2005              2,900        3,126
   Air Products & Chemicals, Inc.                           8.75%               4/15/2021             12,550       15,449
   E.I. du Pont de Nemours & Co.                            6.50%               1/15/2028             25,000       26,493
   E.I. du Pont de Nemours & Co.                            6.75%                9/1/2007             25,000       27,275
   Eastman Chemical Co.                                     7.25%               1/15/2024             20,000       20,046
   Eastman Chemical Co.                                     7.60%                2/1/2027             10,000       10,442
   Ferro Corp.                                             7.125%                4/1/2028             10,000        9,993
   Monsanto Co.                                             6.75%              12/15/2027             25,000       26,315
   Monsanto Co.                                            8.875%              12/15/2009             20,000       25,035

   CONSUMER GOODS & SERVICES (5.5%)
   Bestfoods                                               6.625%               4/15/2028             30,000       31,583
   CPC International, Inc.                                  7.25%              12/15/2026             30,000       34,461
   The Walt Disney Co.                                      6.75%               3/30/2006             25,000       27,066
   Kimberly-Clark Corp.                                     6.25%               7/15/2018             25,000       25,916
   Procter & Gamble Co.                                     6.45%               1/15/2026             27,000       28,539
   Procter & Gamble Co.                                     8.50%               8/10/2009             10,000       12,501
   Procter & Gamble Co. ESOP                                9.36%                1/1/2021             35,000       47,026
   Whirlpool Corp.                                          9.10%                2/1/2008             20,000       24,247

   ENERGY & RELATED GOODS & SERVICES (3.7%)
   Mobil Corp.                                             8.625%               8/15/2021             22,000       28,986
   Texaco Capital, Inc.                                    8.625%              11/15/2031             13,000       16,662
   Texaco Capital, Inc.                                     9.75%               3/15/2020             17,000       23,720
   USX Corp.                                                6.85%                3/1/2008             45,000       45,575
   Ultramar Diamond Shamrock                                7.20%              10/15/2017             20,000       20,100
   United Technologies Corp.                               8.875%              11/15/2019             15,000       19,908

   FOOD & LODGING (0.8%)
   Joseph Seagram & Sons, Inc.                              7.50%              12/15/2018              9,285        9,851
   Sysco Corp.                                              6.50%                8/1/2028             22,000       23,261

   HEALTH CARE (3.7%)
   Baxter International, Inc.                               7.65%                2/1/2027             25,000       28,758
   Bristol-Myers Squibb Co.                                 6.80%              11/15/2026             35,000       39,120
   Eli Lilly & Co.                                         7.125%                6/1/2025             50,000       56,960
   Merck & Co.                                              6.30%                1/1/2026             30,000       31,650

   HOME BUILDING & REAL ESTATE (0.5%)
   Masco Corp.                                             6.625%               4/15/2018             20,000       19,988

   MEDIA & ENTERTAINMENT (2.6%)
   New York Times Co.                                       8.25%               3/15/2025             30,000       34,598
   News America Holdings Inc.                               8.00%              10/17/2016             30,000       34,073
   E.W. Scripps Co.                                        6.625%              10/15/2007             20,000       20,961
   Tribune Co.                                             6.875%               11/1/2006             20,000       21,312

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                  COUPON                     DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   METAL (1.1%)
   Aluminum Co. of America                                  6.75%               1/15/2028           $ 35,000     $ 36,463
   Phelps Dodge Corp.                                      7.125%               11/1/2027             12,500       12,491
   PAPER (3.4%)
   Champion International Corp.                             7.35%               11/1/2025             30,000       29,892
   International Paper Co.                                 6.875%               11/1/2023             10,000        9,934
   Mead Corp.                                               7.35%                3/1/2017             10,350       10,959
   Tenneco Inc.                                            7.625%               6/15/2017             20,000       20,691
   Tenneco Inc.                                            7.875%               4/15/2027             15,000       15,874
   Westvaco Corp.                                           9.75%               6/15/2020             15,000       20,093
   Weyerhaeuser Co.                                         8.50%               1/15/2025             30,000       35,843

   TECHNOLOGY & RELATED (2.5%)
   International Business Machines Corp.                    7.00%              10/30/2025             50,000       55,894
   Motorola, Inc.                                           7.50%               5/15/2025             45,000       51,506

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                      6.375%              12/15/2005             12,500       12,937
   Burlington Northern Santa Fe Corp.                      6.875%               12/1/2027             25,000       26,586
   CSX Corp.                                                7.95%                5/1/2027             35,000       40,911
   Norfolk Southern Corp.                                   7.80%               5/15/2027             35,000       41,261
   Union Tank Car Co.                                      7.125%                2/1/2007             10,000       10,442

   OTHER (2.4%)
   AirTouch Communications, Inc.                            6.35%                6/1/2005             25,000       26,021
   Coca Cola Enterprises                                    5.75%               11/1/2008             25,000       25,391
   Time Warner Inc.                                        6.625%               5/15/2029             25,000       25,816
   USA Waste Services Inc.                                  7.00%               7/15/2028             25,000       25,860
                                                                                                                ---------
                                                                                                                1,870,986
                                                                                                                ---------
UTILITIES (11.6%)
BellSouth Telecommunications                                7.00%               10/1/2025             10,000       11,278
Cincinnati Gas & Electric Co.                               6.90%                6/1/2025             16,000       17,062
Coastal Corp.                                              9.625%               5/15/2012             15,000       19,268
Duke Energy Corp.                                           6.00%               12/1/2028             25,000       24,692
El Paso Natural Gas Co.                                     7.50%              11/15/2026             25,000       26,744
Florida Power Corp.                                         6.75%                2/1/2028             22,375       24,086
GTE California Inc.                                         6.70%                9/1/2009             25,000       27,404
GTE Southwest, Inc.                                         6.00%               1/15/2006             10,000       10,297
Indiana Bell Telephone Co., Inc.                            7.30%               8/15/2026             33,000       38,498
Michigan Bell Telephone Co.                                 7.85%               1/15/2022             25,000       29,911
NGC Corp.                                                  7.125%               5/15/2018             20,000       19,083
New Jersey Bell Telephone Co.                               8.00%                6/1/2022             25,000       30,403
Northern States Power Co.                                  7.125%                7/1/2025             30,000       33,966
Oklahoma Gas & Electric Co.                                 6.50%               4/15/2028             12,770       13,319
Pacific Bell                                               7.125%               3/15/2026             15,000       16,961
PacifiCorp                                                 6.625%                6/1/2007             10,000       10,633
Sprint Capital Corp.                                       6.875%              11/15/2028             35,000       37,246
Tennessee Gas Pipeline Co.                                  7.50%                4/1/2017             25,000       27,136
U S WEST Capital Funding, Inc.                             6.875%               7/15/2028             35,000       38,180
Wisconsin Electric Power Co.                                6.50%                6/1/2028             25,000       26,251
Wisconsin Power & Light                                     5.70%              10/15/2008              7,500        7,634
                                                                                                                  -------
                                                                                                                  490,052
                                                                                                                  -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $2,992,661)                                                                                            3,295,257
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.6%)
-------------------------------------------------------------------------------------------------------------------------
Husky Oil Ltd.                                              7.55%              11/15/2016             20,000       18,827
Province of British Columbia                                6.50%               1/15/2026             10,000       10,526
Province of Manitoba                                       8.875%               9/15/2021             10,000       13,517
Province of Ontario                                         6.00%               2/21/2006             15,000       15,549
Province of Saskatchewan                                    8.50%               7/15/2022             10,000       12,883

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                          COUPON                     DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Saga Petroleum ASA                                          7.25%               9/23/2027            $ 7,795      $ 7,116
Talisman Energy, Inc.                                      7.125%                6/1/2007             20,000       20,626
Talisman Energy, Inc.                                       7.25%              10/15/2027             10,000        9,787
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $105,337)                                                                                                108,831
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.8%)
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (4.2%)
Federal Home Loan Bank                                     5.125%               9/15/2003             50,000       50,123
Federal Home Loan Mortgage Corp.                            5.75%               7/15/2003             25,000       25,686
Federal National Mortgage Assn.                             5.75%               6/15/2005            100,000      103,689

MORTGAGE OBLIGATIONS (8.6%)
Federal National Mortgage Assn.                            5.735%                1/1/2009(1)          15,000       14,859
Federal National Mortgage Assn.                            15.50%               10/1/2012(1)               6            7
Government National Mortgage Assn.                          6.00%     5/15/2028-1/15/2029(1)         275,267      273,394
Government National Mortgage Assn.                          6.50%     5/15/2026-1/15/2029(1)          75,243       76,212
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $544,571)                                                                                                543,970
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      4.73%                2/1/1999            309,367      309,367
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                              4.75%                2/1/1999             53,063       53,063
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $362,430)                                                                                                362,430
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $4,004,999)                                                                                            4,310,488
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               71,265
Liabilities--Note I                                                                                             (150,051)
                                                                                                                ---------
                                                                                                                 (78,786)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 451,351,664 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $4,231,702
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.38
=========================================================================================================================


*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in trans-actions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $213,482,000, representing 5.0% of net assets.



-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $3,901,183        $8.64
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note G                                                                25,030          .06
Unrealized Appreciation--Note H                                                                      305,489          .68
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $4,231,702        $9.38
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                           COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (90.9%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (3.0%)
Amresco, Inc.                                                        9.875%    3/15/2005            $ 15,000     $ 11,700
Amresco, Inc.                                                        10.00%    3/15/2004               9,630        7,704
Bank United Corp.                                                    8.875%     5/1/2007              30,000       31,173
Chevy Chase Savings Bank                                              9.25%    12/1/2008              15,000       15,075
ContiFinancial Corp.                                                 8.125%     4/1/2008              25,000       18,000
FirstFed Financial Corp.                                             11.75%    10/1/2004               5,000        5,150
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007              20,000       15,800
Navistar Financial Corp.                                              9.00%     6/1/2002              15,000       15,563
Olympic Financial Ltd.                                               11.50%    3/15/2007              22,160       16,398
Western Financial Savings Bank                                        8.50%     7/1/2003              17,000       13,940
Western Financial Savings Bank                                       8.875%     8/1/2007              20,000       15,000
                                                                                                                  -------
                                                                                                                  165,503
                                                                                                                  -------
INDUSTRIAL (80.2%)
   AEROSPACE & DEFENSE (2.1%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007              16,000       15,280
   K & F Industries, Inc.                                             9.25%   10/15/2007              22,000       22,495
   L-3 Communications Corp.                                           8.50%    5/15/2008               8,425        8,762
   L-3 Communications Corp.                                         10.375%     5/1/2007              20,000       22,100
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006              25,000       27,000
   Newport News Shipbuilding Inc.                                     9.25%    12/1/2006              20,000       21,650

   AUTOMOTIVE (4.3%)
   Accuride Corp.                                                     9.25%     2/1/2008              20,000       20,000
   Delco Remy International Inc.                                    10.625%     8/1/2006              10,000       10,600
   Federal-Mogul Corp.                                                7.75%     7/1/2006              54,810       55,967
   Federal-Mogul Corp.                                                8.80%    4/15/2007              18,750       20,209
   Hayes Wheels International, Inc.                                  9.125%    7/15/2007              30,000       31,675
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006              15,000       16,687
   Johnstown America Industries, Inc.                                11.75%    8/15/2005              27,000       28,890
   LDM Technologies Inc.                                             10.75%    1/15/2007               8,000        8,000
   Lear Corp.                                                         9.50%    7/15/2006              20,000       21,950
   Navistar International Corp.                                       8.00%     2/1/2008              25,000       25,438

   BASIC INDUSTRIES (5.2%)
   Advanced Lighting Technologies, Inc.                               8.00%    3/15/2008(1)           15,000       13,425
   Anchor Glass Container Corp.                                      11.25%     4/1/2005               8,000        8,440
   Cincinnati Milacron, Inc.                                         8.375%    3/15/2004              11,500       12,214
   Coltec Industries Inc.                                             7.50%    4/15/2008              30,000       31,711
   Consumers International                                           10.25%     4/1/2005              19,305       20,270
   Grove Worldwide LLC                                                9.25%     5/1/2008              30,000       26,400
   Henry Co.                                                         10.00%    4/15/2008              10,000       10,025
   Idex Corp.                                                        6.875%    2/15/2008              22,500       22,079
   International Wire Group                                          11.75%     6/1/2005              15,000       15,975
   Mastec, Inc.                                                       7.75%     2/1/2008              30,000       29,400
   Neenah Corp.                                                     11.125%     5/1/2007              20,000       20,800
   Neenah Corp.                                                     11.125%     5/1/2007(1)            5,170        5,377
   Numatics Inc.                                                     9.625%     4/1/2008              16,500       15,428
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007              22,500       23,119
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007              10,000        9,600
   Scotsman Group Inc.                                               8.625%   12/15/2007               8,260        8,053
   Terex Corp.                                                       8.875%     4/1/2008              17,500       17,675

   BUILDING MATERIALS (2.5%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              50,000       50,250
   American Standard Cos. Inc.                                       7.625%    2/15/2010              41,250       41,869
   Falcon Building Products, Inc.                                     9.50%    6/15/2007              21,750       19,358
   Nortek Inc.                                                       8.875%     8/1/2008(1)            8,000        8,260
   Nortek, Inc.                                                       9.25%    3/15/2007              17,500       18,025

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   CABLE (9.5%)
   Adelphia Communications Corp.                                      7.75%    1/15/2009(1)         $ 27,000     $ 27,202
   Adelphia Communications Corp.                                     8.375%     2/1/2008(1)           22,500       23,536
   Bresnan Communications Group                                       8.00%     2/1/2009(1)            3,375        3,459
   CSC Holdings, Inc.                                                7.875%   12/15/2007              30,000       31,894
   CSC Holdings, Inc.                                                8.125%    8/15/2009              25,000       27,423
   CSC Holdings, Inc.                                                 9.25%    11/1/2005              30,000       32,550
   CSC Holdings, Inc.                                                9.875%    2/15/2013              15,000       16,875
   Century Communications Inc.                                       8.875%    1/15/2007              14,970       16,729
   Classic Cable Inc.                                                9.875%     8/1/2008(1)           12,425       13,046
   Comcast Corp.                                                     9.125%   10/15/2006              25,000       26,750
   Comcast Corp.                                                     9.375%    5/15/2005              24,000       25,800
   Comcast Corp.                                                      9.50%    1/15/2008              20,000       21,050
   Comcast Corp.                                                    10.625%    7/15/2012              25,000       32,250
   Falcon Holdings Group LP                                          8.375%    4/15/2010              20,000       20,800
   Jones Intercable Inc.                                             7.625%    4/15/2008              20,000       20,800
   Lenfest Communications, Inc.                                      8.375%    11/1/2005              73,500       80,482
   Rifkin Acquisition Partners LP                                   11.125%    1/15/2006              15,000       16,575
   Rogers Cablesystem Ltd.                                           9.625%     8/1/2002              13,780       14,951
   USA Networks Inc.                                                  6.75%   11/15/2005(1)           75,000       76,176

   CHEMICALS (2.9%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020              18,652       19,192
   Acetex Corp.                                                       9.75%    10/1/2003              20,000       20,000
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005              15,000       15,487
   Huntsman Corp.                                                     9.50%     7/1/2007(1)           17,000       17,255
   LaRoche Industries, Inc.                                           9.50%    9/15/2007              15,000       10,050
   Lilly Industries, Inc.                                             7.75%    12/1/2007              15,000       15,570
   PCI Chemical Canada, Inc.                                          9.25%   10/15/2007              22,500       15,525
   Pioneer Americas Acquisition Corp.                                 9.25%    6/15/2007              20,000       14,000
   Scotts Co.                                                        8.625%    1/15/2009(1)            8,025        8,306
   Sovereign Specialty Chemicals, Inc.                                9.50%     8/1/2007               8,000        8,200
   Texas Petrochemicals Corp.                                       11.125%     7/1/2006              17,500       17,150

   CONSUMER GOODS & SERVICES (1.3%)
   Muzak LP/Muzak Capital Corp.                                      10.00%    10/1/2003               5,000        5,250
   Revlon Consumer Products                                          8.625%     2/1/2008              60,000       53,700
   Sealy Mattress, Inc.                                              9.875%   12/15/2007              11,770       11,358

   CONTAINERS (2.0%)
   BWAY Corp.                                                        10.25%    4/15/2007              15,000       15,825
   Owens-Illinois, Inc.                                               7.85%    5/15/2004              15,000       15,758
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              35,000       37,422
   Silgan Holding Inc.                                                9.00%     6/1/2009              41,000       42,332
   Sweetheart Cup Co., Inc.                                          10.50%     9/1/2003               2,500        1,569

   ENERGY & RELATED GOODS & SERVICES (5.8%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007              10,000       10,325
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007              15,000       13,650
   Cross Timbers Oil Co.                                              8.75%    11/1/2009              25,000       22,750
   Cross Timbers Oil Co.                                              9.25%     4/1/2007              17,000       16,023
   Energy Corp. of America                                            9.50%    5/15/2007              30,000       27,750
   Flores & Rucks, Inc.                                               9.75%    10/1/2006              10,000       10,150
   J. Ray McDermott, SA                                              9.375%    7/15/2006              25,000       26,500
   Newfield Exploration Co.                                           7.45%   10/15/2007              15,000       14,801
   Newpark Resources, Inc.                                           8.625%   12/15/2007              15,000       14,100
   Ocean Energy, Inc.                                                8.875%    7/15/2007               2,145        2,102
   Oryx Energy Co.                                                    8.00%   10/15/2003              10,000       10,637
   Oryx Energy Co.                                                   8.125%   10/15/2005              22,500       24,338
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008              40,000       41,350
   Plains Resources, Inc.                                            10.25%    3/15/2006              17,000       17,383
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007              32,000       30,240
   Santa Fe Energy Resources, Inc.                                   11.00%    5/15/2004              10,000       10,500

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                           COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Seagull Energy Corp.                                              8.625%     8/1/2005             $ 3,050      $ 2,989
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008              10,000        9,700
   Tuboscope Inc.                                                     7.50%    2/15/2008              15,000       13,492

   FOOD & LODGING (1.5%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008               6,895        7,205
   B & G Foods, Inc.                                                 9.625%     8/1/2007              10,000        9,600
   Nash Finch Co.                                                     8.50%     5/1/2008              18,000       16,920
   Purina Mills Inc.                                                  9.00%    3/15/2010              25,000       24,250
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008              25,000       26,338

   HEALTH CARE (5.8%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006              18,000       18,900
   Columbia/HCA Healthcare Corp.                                      6.91%    6/15/2005              25,000       24,368
   Columbia/HCA Healthcare Corp.                                      7.00%     7/1/2007              30,000       29,148
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              30,000       29,482
   Integrated Health Services, Inc.                                   9.50%    9/15/2007              30,000       28,800
   Kinetic Concepts, Inc.                                            9.625%    11/1/2007              17,830       16,582
   Leiner Health Products, Inc.                                      9.625%     7/1/2007              12,750       13,196
   Owens & Minor, Inc.                                              10.875%     6/1/2006              14,075       15,377
   PharMerica Inc.                                                   8.375%     4/1/2008              27,440       29,361
   Tenet Healthcare Corp.                                            8.125%    12/1/2008(1)           75,000       77,062
   Tenet Healthcare Corp.                                            8.625%    1/15/2007              40,000       41,800

   HOME BUILDING & REAL ESTATE (1.6%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007              20,000       19,300
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004              26,250       25,988
   Standard Pacific Corp.                                             8.00%    2/15/2008              15,000       14,625
   Standard Pacific Corp.                                             8.50%    6/15/2007              15,000       15,337
   Toll Corp.                                                         7.75%    9/15/2007              15,000       14,737

   MEDIA & ENTERTAINMENT (9.5%)
   AMC Entertainment Inc.                                             9.50%     2/1/2011(1)           20,000       20,000
   Big Flower Press Holdings                                         8.625%    12/1/2008(1)           13,235       13,566
   Big Flower Press Holdings                                         8.875%     7/1/2007              15,000       15,525
   CBS Corp.                                                          7.15%    5/20/2005              75,000       79,281
   Chancellor Media Corp.                                            8.125%   12/15/2007              20,000       20,800
   Chancellor Media Corp.                                            9.375%    10/1/2004              15,000       15,900
   Citadel Broadcasting Co.                                           9.25%   11/15/2008(1)           12,250       13,107
   EchoStar DBS Corp.                                                9.375%     2/1/2009(1)           25,000       25,688
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              70,000       72,450
   JCAC, Inc.                                                       10.125%    6/15/2006               8,350        9,331
   Lin Television Corp.                                              8.375%     3/1/2008              33,000       34,485
   Loews Cineplex Entertainment                                      8.875%     8/1/2008              40,000       40,550
   Mail-Well Corp.                                                    8.75%   12/15/2008(1)           19,125       19,555
   Outdoor Systems Inc.                                              9.375%   10/15/2006              10,000       10,925
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008              20,000       20,000
   Von Hoffman Press Inc.                                           10.375%    5/15/2007(1)           12,095       12,443
   Westinghouse Electric Corp.                                       6.875%     9/1/2003              13,000       13,496
   Westinghouse Electric Corp.                                       8.375%    6/15/2002              15,000       16,112
   Westinghouse Electric Corp.                                       8.875%     6/1/2001              15,000       16,008
   World Color Press, Inc.                                           8.375%   11/15/2008(1)           45,000       46,575
   Young Broadcasting Inc.                                            9.00%    1/15/2006              10,000       10,175

   METAL (3.5%)
   AK Steel Corp.                                                    9.125%   12/15/2006              55,000       58,987
   Algoma Steel Inc.                                                12.375%    7/15/2005              25,000       21,000
   AmeriSteel Corp.                                                   8.75%    4/15/2008              10,000       10,100
   Armco, Inc.                                                        9.00%    9/15/2007              22,525       23,370
   Bethlehem Steel Corp.                                            10.375%     9/1/2003              10,500       11,183
   LTV Corp.                                                          8.20%    9/15/2007              37,000       34,502
   Ryerson Tull, Inc.                                                9.125%    7/15/2006              11,960       13,325

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Weirton Steel Corp.                                               10.75%     6/1/2005            $ 12,500     $ 10,875
   Wells Aluminum Corp.                                             10.125%     6/1/2005              10,500        9,765

   PAPER & PACKAGING (6.4%)
   Ball Corp.                                                         7.75%     8/1/2006(1)           35,000       36,750
   Ball Corp.                                                         8.25%     8/1/2008(1)           15,000       15,787
   Boise Cascade Co.                                                  9.45%    11/1/2009              10,240       11,249
   Buckeye Technologies, Inc.                                         8.00%   10/15/2010              12,460       12,460
   Container Corp. of America                                         9.75%     4/1/2003              50,000       51,750
   Doman Industries, Ltd.                                             8.75%    3/15/2004              30,000       22,200
   Domtar Inc.                                                        8.75%     8/1/2006              15,000       15,600
   Domtar Inc.                                                        9.50%     8/1/2016              18,750       19,688
   Fonda Group Inc.                                                   9.50%     3/1/2007              15,000       12,750
   Gaylord Container Corp.                                           9.375%    6/15/2007              23,225       21,135
   NoramPac Inc.                                                      9.50%     2/1/2008              10,000       10,350
   Owens-Illinois Inc.                                                7.35%    5/15/2008              45,000       46,337
   Paperboard Industries International Inc.                          8.375%    9/15/2007              18,750       18,469
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004              11,860       11,356
   Tembec Finance Corp.                                              9.875%    9/30/2005              20,000       21,000
   U.S. Timberlands LLC                                              9.625%   11/15/2007              30,000       30,300

   RETAIL (0.9%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005              14,490       14,030
   Fred Meyer, Inc.                                                  7.375%     3/1/2005              35,000       37,395

   TECHNOLOGY & RELATED (6.6%)
   Advanced Micro Devices, Inc.                                      11.00%     8/1/2003              30,310       31,977
   Amphenol Corp.                                                    9.875%    5/15/2007              15,000       15,600
   Beckman Instruments, Inc.                                          7.45%     3/4/2008              30,000       30,573
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007              22,275       22,052
   Fisher Scientific International Inc.                               9.00%     2/1/2008              60,000       60,750
   Iron Mountain, Inc.                                                8.75%    9/30/2009              37,500       39,000
   Iron Mountain, Inc.                                              10.125%    10/1/2006              16,500       17,985
   Pierce Leahy Corp.                                                9.125%    7/15/2007              15,000       15,825
   PSINet Inc.                                                       10.00%    2/15/2005              50,000       51,625
   Telecommunication Techniques Co.                                   9.75%    5/15/2008              24,000       23,640
   Unisys Corp.                                                      7.875%     4/1/2008              30,000       31,612
   Wesco Distribution Inc.                                           9.125%     6/1/2008              25,000       25,344

   TELECOMMUNICATIONS (7.2%)
   Comcast Cellular Holdings, Inc.                                    9.50%     5/1/2007              15,000       17,250
   GCI, Inc.                                                          9.75%     8/1/2007              20,000       19,800
   ITC DeltaCom, Inc.                                                8.875%     3/1/2008              24,250       24,008
   ITC DelatCom, Inc.                                                 9.75%   11/15/2008(1)           10,405       10,873
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007               8,781        9,220
   Intermedia Communications Inc.                                     8.50%    1/15/2008              45,000       42,975
   Intermedia Communications Inc.                                    8.875%    11/1/2007              15,000       14,550
   Level 3 Communications, Inc.                                      9.125%     5/1/2008              60,000       59,700
   MJD Communications Inc.                                            9.50%     5/1/2008              12,000       12,240
   McLeodUSA Inc.                                                    8.375%    3/15/2008              15,000       15,225
   McLeodUSA Inc.                                                     9.25%    7/15/2007              15,000       15,750
   Paging Network, Inc.                                              8.875%     2/1/2006              10,000        9,050
   Paging Network, Inc.                                             10.125%     8/1/2007              20,250       19,339
   Qwest Communications International Inc.                            7.50%    11/1/2008(1)           93,000       98,115
   Rogers Cantel, Inc.                                                8.30%    10/1/2007              27,500       28,806

   TEXTILES & RELATED (1.1%)
   Galey & Lord Inc.                                                 9.125%     3/1/2008               9,215        7,372
   Pillowtex Corp.                                                    9.00%   12/15/2007               9,625        9,914
   Westpoint Stevens Inc.                                            7.875%    6/15/2005              40,000       41,200

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                           COUPON          DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   OTHER (0.5%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006(1)        $  25,000    $  25,750
   Westinghouse Air Brake Corp.                                      9.375%    6/15/2005(1)            2,330        2,429
                                                                                                                ---------
                                                                                                                4,451,143
                                                                                                                ---------
UTILITIES (7.7%)
AES Corp.                                                            8.375%    8/15/2007              30,000       29,850
AES Corp.                                                             8.50%    11/1/2007              24,000       24,000
CMS Energy Corp.                                                      7.50%    1/15/2009              25,765       26,475
CMS Energy Corp.                                                     7.625%   11/15/2004              18,000       18,097
CMS Energy Corp.                                                     8.125%    5/15/2002              30,000       30,909
CalEnergy Co., Inc.                                                   7.52%    9/15/2008              17,000       18,659
CalEnergy Co., Inc.                                                   9.50%    9/15/2006              16,000       17,760
Calpine Corp.                                                        7.875%     4/1/2008              36,380       35,834
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009              17,500       18,729
El Paso Electric Co. Series C                                         8.25%     2/1/2003              15,000       15,985
El Paso Electric Co. Series D                                         8.90%     2/1/2006              23,000       26,189
El Paso Electric Co. Series E                                         9.40%     5/1/2011              28,000       32,531
Midland Funding II                                                   11.75%    7/23/2005              25,000       27,884
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008              60,000       66,912
Public Service Co. of New Mexico                                      7.50%     8/1/2018              20,000       20,667
Texas-New Mexico Power Co.                                           10.75%    9/15/2003              14,000       14,962
                                                                                                                ---------
                                                                                                                  425,443
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $5,009,799)                                                                                            5,042,089
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.75%    8/15/2003              85,000       88,814
U.S. Treasury Note                                                    6.50%    5/31/2001              50,000       52,022
U.S. Treasury Note                                                    6.50%    5/31/2002              40,000       42,238
U.S. Treasury Note                                                    6.50%    8/15/2005              85,000       93,459
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $268,771)                                                                                                276,533
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account --Note I                                       4.72%     2/1/1999              32,281       32,281
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                4.73%     2/1/1999             118,502      118,502
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $150,783)                                                                                                150,783
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
   (COST $5,429,353)                                                                                            5,469,405
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              137,773
Liabilities--Note I                                                                                              (58,335)
                                                                                                                 --------
                                                                                                                   79,438
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 702,645,496 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $5,548,843
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $7.90
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $613,742,000, representing 11.1% of net assets.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $5,557,837        $7.91
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                              (49,046)        (.07)
Unrealized Appreciation--Note H                                                                       40,052          .06
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $5,548,843        $7.90
=========================================================================================================================

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Bond Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Bond Funds, hereafter referred to as the "Funds") at January 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 11, 1999